As filed with the Securities and Exchange Commission on December 17, 2019

File Nos. 333-[   ] and 811-22509

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No.	* *
LoCorr Investment Trust (Exact Name of Registrant as Specified in Charter)
687 Excelsior Boulevard Excelsior, MN 55331 (Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 952.767.2920
CT Corporation System 1300 East Ninth Street Cleveland, OH 44114 (Name and Address of Agent for Service)
With copy to:
JoAnn Strasser Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215-6101

Title of securities being registered:  Class A, Class C and Class I shares of LoCorr Macro Strategies Fund, a series of the Registrant

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Questions and Answers

Part A - Combined Proxy Statement/ Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

Steben Managed Futures Strategy Fund
A Series of Steben Alternative Investment Funds
9711 Washingtonian Boulevard, Suite 400
Gaithersburg, MD 20878

Dear Shareholder:

We wish to provide you with some important information concerning your investment.  You are receiving the enclosed Proxy Statement/Prospectus because you own shares of the Steben Managed Futures Strategy Fund (the “Target Fund”), a series of Steben Alternative Investment Funds (the “Trust”).  The Board of Trustees of the Trust (the “Board”), after careful consideration and upon the recommendation of Steben & Company, Inc. (“Steben”), the investment adviser to the Target Fund has approved an Agreement and Plan of Reorganization (the “Plan”), which provides for  the reorganization (the “Reorganization”) of the Target Fund into the LoCorr Macro Strategies Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of LoCorr Investment Trust.  While the Funds’ investment objectives, principal investment strategies and investment policies are similar, there are differences between the two, as further described in the enclosed Proxy Statement/Prospectus.

On October 31, 2019, Steben was acquired by Octavus Group, LLC, the parent company of LoCorr Fund Management LLC, the Acquiring Fund’s investment adviser (the “Acquisition”).  The Acquisition resulted in a change of control of Steben, and the assignment and termination of the investment advisory, subadvisory and trading advisory agreements with respect to the Target Fund and Steben Managed Futures Cayman Fund, Ltd. (the “Cayman Fund”), the Target Fund’s wholly-owned subsidiary.  In order for Steben and the Target Fund’s subadvisor and trading advisors to continue to provide services to the Target Fund and the Cayman Fund after the closing of the Acquisition, on September 23, 2019, the Board of Trustees of the Trust and the Board of Directors of the Cayman Fund approved interim investment advisory, subadvisory and trading advisory agreements with respect to the Target Fund and the Cayman Fund, as applicable (the “Interim Agreements”).  The Interim Agreements became effective upon the closing of the Acquisition and will remain in effect for a period of up to 150 days, or March 29, 2020, as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended.

Steben’s recommendation to reorganize the two Funds was based largely on the Target Fund’s inability to attract assets and reach scale and its history of net redemption activity. The Plan is subject to approval by shareholders of the Target Fund.  If the Plan is approved and other closing conditions are satisfied or waived, you will receive the same class of shares of the Acquiring Fund equal in value to the shares that you hold in the Target Fund as of the closing date of the Reorganization, except that holders of Class N shares of the Target Fund will receive Class A shares of the Acquiring Fund because (i) the Acquiring Fund does not offer Class N shares and (ii) Class A shares of the Acquiring Fund have an ongoing expense structure similar to that of Class N shares of the Target Fund.   The transfer effectively would be an exchange of your shares of the Target Fund for shares of the Acquiring Fund, which would be distributed pro rata by the Target Fund to holders of its shares as follows:

Steben Managed Futures Strategy Fund	LoCorr Macro Strategies Fund
Class A Shares Target Fund (SKLAX)	Class A Shares Acquiring Fund (LFMAX)
Class C Shares Target Fund (SKLCX)	Class C Shares Acquiring Fund (LFMCX)
Class I Shares Target Fund (SKLIX)	Class I Shares Acquiring Fund (LFMIX)
Class N Shares Target Fund (SKLNX)	Class A Shares Acquiring Fund (LFMAX)

Steben believes the Reorganization offers a number of benefits to shareholders of the Target Fund, including being shareholders of a Fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale.  Following the Reorganization, based on current expenses and determined on a pro forma basis, the total annual operating expense ratios for the Acquiring Fund’s Class A, Class C and Class I shares are anticipated to be lower than the total annual operating expense ratios for the Target Fund’s Class A, Class C and Class I shares, respectively, and Class N shares (as compared to the Acquiring Fund’s Class A shares). Steben also believes that Target Fund shareholders will benefit from the expertise and experience of the Acquiring Fund’s adviser, LoCorr Fund Management, LLC.

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares.  The Reorganization is designed to qualify as a tax-free reorganization, so you should not realize a tax gain or loss for federal income tax purposes as a direct result of the Reorganization, although prior to the closing date, you may receive an additional taxable distribution of ordinary income and/or capital gains that the Target Fund has accumulated prior to the date of the distribution.

If the Plan is not approved by shareholders by March 29, 2020, the Interim Agreements will expire and Steben intends to recommend that the Board vote to liquidate the Target Fund.  Shareholders would receive a liquidating distribution on the liquidation date equal to the value of the shares owned.  The liquidating distribution would result in a taxable transaction.

The Plan will be presented to shareholders at a special meeting of shareholders to be held on January 17, 2020 (the “Meeting”).  Additional details about the Reorganization are described in the enclosed Q&A and Proxy Statement/Prospectus, which you should read carefully.

The Board unanimously recommends that shareholders vote FOR the Plan.

Please read the enclosed Proxy Statement/Prospectus carefully and submit your vote. If you have any questions about the Proposal or how to vote your shares, please call (877) 536-1561.

Thank you for your consideration of the Proposal, which is important and warrants your consideration.

Sincerely,

Kenneth Steben
President
Steben Alternative Investment Funds

Steben Managed Futures Strategy Fund
A Series of Steben Alternative Investment Funds
9711 Washingtonian Boulevard, Suite 400
Gaithersburg, MD 20878

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 17, 2020

Notice is hereby given that the Board of Trustees of Steben Alternative Investment Funds (the “Trust”) has called a Special Meeting of Shareholders of Steben Managed Futures Strategy Fund (the “Target Fund”), a series of the Trust, to be held at the offices of Steben & Company, Inc., 9711 Washingtonian Boulevard, Gaithersburg, MD 20878, on January 17, 2020, at 9 a.m. Central Standard Time (together with any adjournments or postponements thereof, the “Meeting”).  At the Meeting, shareholders of the Target Fund will be asked to vote on the Proposal set forth below, and to transact such other business, if any, as may properly come before the Meeting.

Proposal:
Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Steben Managed Futures Strategy Fund to the LoCorr Macro Strategies Fund in exchange for shares of beneficial interest of the LoCorr Macro Strategies Fund and the assumption by the LoCorr Macro Strategies Fund of all of the liabilities of the Steben Managed Futures Strategy Fund.

Only shareholders of record of the Target Fund as of the close of business on December 6, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.  The Notice of Meeting, Proxy Statement/Prospectus and accompanying form of proxy will first be mailed to shareholders on or about December 20, 2019.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the Trust expects the Meeting to be adjourned in order to solicit additional proxies.

The Board of Trustees of the Trust unanimously recommends that shareholders of the Target Fund vote FOR the
Proposal.

By Order of the Board of Trustees,

December 18, 2019

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on January 17, 2020 or any adjournment or postponement thereof.  This Notice and enclosed Proxy Statement/Prospectus are available on the internet at vote.proxyonline.com/Steben/docs/Steben2019.pdf. On this website, you will be able to access this Notice, the Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

YOUR VOTE IS IMPORTANT

To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope.  You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call (877) 536-1561.

STEBEN MANAGED FUTURES STRATEGY FUND

PROXY STATEMENT/PROSPECTUS DATED DECEMBER 18, 2019

Relating to the acquisition of the assets of

STEBEN MANAGED FUTURES STRATEGY FUND,
a series of Steben Alternative Investment Funds
9711 Washingtonian Boulevard, Suite 400
Gaithersburg, MD 20878
(240) 631-7600

by and in exchange for shares of beneficial interest of

LOCORR MACRO STRATEGIES FUND,
 a series of LoCorr Investment Trust
687 Excelsior Boulevard
Excelsior, MN 55331
(952) 767-2920

INTRODUCTION

This proxy statement/prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of the Steben Managed Futures Strategy Fund (the “Target Fund”), a series of Steben Alternative Investment Funds (the “Trust”), in connection with a special meeting of the shareholders of the Target Fund to be held at the offices of Steben & Company, Inc., 9711 Washingtonian Boulevard, Gaithersburg, MD 20878 at 10 a.m. Eastern Standard Time (together with any adjournments or postponements thereof, the “Meeting”).  The Board of Trustees of the Trust (the “Board of Trustees,” the “Board” or the “Trustees”) is soliciting proxies from shareholders of the Target Fund for the Meeting.

At the Meeting, shareholders will be asked to vote on the Proposal set forth below, and to transact such other business, if any, as may properly come before the Meeting.

Proposal:
Approve an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Steben Managed Futures Strategy Fund to the LoCorr Macro Strategies Fund in exchange for shares of beneficial interest of the LoCorr Macro Strategies Fund and the assumption by the LoCorr Macro Strategies Fund of all of the liabilities of the Steben Managed Futures Strategy Fund.

We refer to LoCorr Macro Strategies Fund as the “Acquiring Fund.” We refer to the Target Fund and the Acquiring Fund collectively as the “Funds.” The Agreement and Plan of Reorganization for this proposed transaction is referred to herein as the “Plan,” and the transaction contemplated by the Plan is referred to herein as the “Reorganization.”

As a result of the Reorganization, each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in value to their shares of the Target Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization, as follows:

Steben Managed Futures Strategy Fund		LoCorr Macro Strategies Fund t
Class A Shares Target Fund (SKLAX)	à	Class A Shares Acquiring Fund (LFMAX)
Class C Shares Target Fund (SKLCX)	à	Class C Shares Acquiring Fund (LFMCX)
Class I Shares Target Fund (SKLIX)	à	Class I Shares Acquiring Fund (LFMIX)
Class N Shares Target Fund (SKLNX)	à	Class A Shares Acquiring Fund (LFMAX)

The number of Acquiring Fund shares of each class that a shareholder of the Target Fund receives will depend on the relative net asset values per share of the applicable class of each Fund immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a Target Fund shareholder may receive a greater or lesser number of shares of the Acquiring Fund than the number of shares of the Target Fund held by the shareholder.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted.

Steben & Company, Inc. (“Steben” or the “Adviser”) is the investment adviser for the Target Fund. LoCorr Fund Management, LLC (“LoCorr”) is the investment adviser of the Acquiring Fund. On October 31, 2019, Steben was acquired by Octavus Group, LLC, the parent company of LoCorr (the “Acquisition”).  The Acquisition resulted in a change of control of Steben, and the assignment and termination of the investment advisory, subadvisory and trading advisory agreements with respect to the Target Fund and Steben Managed Futures Cayman Fund, Ltd. (the “Cayman Fund”), the Target Fund’s wholly-owned subsidiary.  In order for Steben and the Target Fund’s subadvisor and trading advisors to continue to provide services to the Target Fund and the Cayman Fund after the closing of the Acquisition, on September 23, 2019, the Board of Trustees of the Trust and the Board of Directors of the Cayman Fund (“Directors”) approved interim investment advisory, subadvisory and trading advisory agreements with respect to the Target Fund and the Cayman Fund, as applicable  (the “Interim Agreements”).  The Interim Agreements became effective upon the closing of the Acquisition and will remain in effect for a period of up to 150 days, or March 29, 2020, as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended.

LoCorr will remain the investment adviser for the Acquiring Fund following the completion of the Reorganization. After the Reorganization is completed, the Target Fund will be dissolved.  The closing of the Reorganization is contingent upon approval of the Plan by shareholders of the Target Fund and the satisfaction or waiver of other closing conditions.  A form of the Plan is attached as Appendix A.  If shareholders approve the Plan, the Reorganization is expected to occur on or about January 31, 2020, or as soon as practicable thereafter (the “Closing Date”).

This Proxy Statement/Prospectus, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders of the Target Fund on or about December 20, 2019.  Shareholders of record of the Target Fund as of the close of business on December 6, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR the Proposal.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know about the Target Fund, the Acquiring Fund and the proposed Reorganization, before voting on the Proposal.  While the Funds’ investment objectives, principal investment strategies and investment policies are similar, there are differences between the two, as further described herein.

The Board has approved the Proposal.  Steben believes that shareholders of the Target Fund may benefit by being shareholders of a Fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale.   Following the Reorganization, based on current expenses and determined on a pro forma basis, the total annual operating expense ratios for the Acquiring Fund’s Class A, Class C and Class I shares are anticipated to be lower than the total annual operating expense ratios for the Target Fund’s Class A, Class C and Class I shares, respectively, and Class N shares (as compared to the Acquiring Fund’s Class A shares). .  Steben also believes that Target Fund shareholders will benefit from the expertise and experience of the Acquiring Fund’s adviser, LoCorr Fund Management, LLC. The Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund shares in the Reorganization.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized.  This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Shares of the Acquiring Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.  The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.

Incorporation by Reference

For more information about the investment objective, strategies, restrictions, and risks of the Funds, see:

•
The Target Fund’s Prospectus and Statement of Additional Information filed in Post-Effective Amendment No. 16 to Steben Alternative Investment Funds’ registration statement on Form N-1A (File Nos. 811-22880 and 333-190813), dated July 29, 2019, filed on July 26, 2019, as supplemented;

•
The Acquiring Fund’s Prospectus and Statement of Additional Information filed in Post-Effective Amendment No. 45 to LoCorr Investment Trust’s registration statement on Form N-1A (File Nos. 811-22509 and 333-171360), dated March 1, 2019, filed on March 1, 2019, as supplemented;

•	The Target Fund’s Annual Report, filed on Form N-CSR (File No. 811-22880), for the fiscal year ended March 31, 2019, filed on June 3, 2019;

•	The Target Fund’s Semi-Annual Report, filed on Form N-CSRS (File No. 81122880), for the six-month period ended September 30, 2019, filed on November 25, 2019;

•	The Acquiring Fund’s Annual Report, filed on Form N-CSR (File No. 811-22509), for the fiscal year ended December 31, 2018, filed on March 6, 2019; and

•	The Acquiring Fund’s Semi-Annual Report, filed on Form N-CSRS (File No. 811-22509), for the six-month period ended June 30, 2019, filed on September 5, 2019.

The above documents (the “Disclosure Documents”) have been filed with the SEC and are incorporated by reference herein.  The Prospectus of each class of the Target Fund and its most recent shareholder report have previously been delivered to such Fund’s shareholders.

A Statement of Additional Information dated December 18, 2019 relating to the Reorganization has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.  You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by calling (877) 536-1561.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, files reports, proxy materials, and other information with the SEC.  Copies of these materials and other information about the Funds may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages.  You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. In addition, such information may be inspected and copied from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549 at prescribed rates.

PROXY STATEMENT/PROSPECTUS
DECEMBER 18, 2019

TABLE OF CONTENTS

Table of Contents

QUESTIONS AND ANSWERS	1
PROPOSAL – THE REORGANIZATION OF STEBEN MANAGED FUTURES STRATEGY FUND \INTO LOCORR MACRO STRATEGIES FUND
SUMMARY	9
Comparison of Management Fees	9
Current Fees and Expenses	9
Shareholder Fees	9
Annual Fund Operating Expenses	10
Fund Turnover	12
Investment Objectives	13
Principal Investment Strategies	13
Principal Investment Risks	17
Comparison of Fund Performance	27
Management of the Funds	29
Buying and Selling Fund Shares	30
Tax Information	30
Payments to Broker-Dealers, Insurers, and Other Financial Intermediaries	31
THE REORGANIZATION	32
The Plan	32
Reasons for the Reorganization	33
U.S. Federal Income Tax Consequences	35
Securities to Be Issued, Shareholder Rights	36
Capitalization	37
ADDITIONAL INFORMATION ABOUT THE FUNDS	37
Additional Investment Strategies and General Fund Policies	37
Acquiring Fund – Additional Information about the Fund’s Subadvisers’ Processes	40
Fundamental Investment Policies and Restrictions	42
Target Fund	42
Acquiring Fund	44
Other Comparative Information about the Funds	45
Fund Policies on Pricing of Fund Shares, Purchases and Redemptions, Dividends and Distributions,
Frequent Purchases and Redemptions, Tax Consequences and Distribution Arrangements	53
Financial Highlights	53
ADDITIONAL INFORMATION	58
Quorum and Voting	58

i

Share Ownership	58
Solicitation of Proxies	59
Shareholder Proposals for Subsequent Meetings	59
Shareholder Communications	60
Reports to Shareholders and Financial Statements	60
“Householding”	60
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B:  ACQUIRING FUND POLICIES ON PRICING OF FUND SHARES, PURCHASES AND REDEMPTIONS, DIVIDENDS AND DISTRIBUTIONS, FREQUENT PURCHASES AND REDEMPTIONS, TAX CONSEQUENCES AND DISTRIBUTION ARRANGEMENTS
B-1

ii

QUESTIONS AND ANSWERS

The following is a brief overview of the Proposal to be voted on at the Meeting relating to the proposed Reorganization.  The Proxy Statement/Prospectus contains more detailed information about the Proposal and proposed Reorganization, and we encourage you to read it in its entirety before voting.  This synopsis is qualified in its entirety by the remainder of this Proxy Statement/Prospectus.  The description of the Plan is qualified by reference to the full text of the form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.

Q.	What is being proposed?

A.
The Board of Trustees recommends that shareholders of the Target Fund approve the Plan that authorizes the reorganization of the Target Fund into the Acquiring Fund. You are receiving this Proxy Statement/Prospectus because, as a shareholder of the Target Fund on the Record Date (defined below), you have the right to vote on the Plan.

If the Plan is approved by shareholders of the Target Fund, as of the close of regular trading on the NYSE on the Closing Date of the Reorganization, Target Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund equal in value to their shares of the Target Fund immediately prior to the Reorganization.  Specifically, all or substantially all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.  The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to Target Fund shareholders of record, determined as of the close of business on the Closing Date.  After the Reorganization is completed, the Target Fund will be dissolved.  The Reorganization is designed to qualify as a tax-free reorganization, so you should not realize a tax gain or loss for federal income tax purposes as a direct result of the Reorganization.

Q.	Why am I being asked to approve the Plan to reorganize my Fund into the LoCorr Macro Strategies Fund?

A.
Steben believes the proposed Reorganization offers a number of benefits to shareholders of the Target Fund, including being shareholders of a Fund with greater asset size that creates greater opportunity to benefit from long‑term economies of scale.  Steben also believes that the Target Fund shareholders will benefit from the expertise and experience of the Acquiring Fund’s adviser, LoCorr Fund Management, LLC.

Q.	If the Reorganization occurs, how will the Acquiring Fund be managed?

A.
If the Reorganization is consummated, (i) the Target Fund will be reorganized into the Acquiring Fund; (ii) the Acquiring Fund will be managed by its current investment team at LoCorr; (iii) the investment objective of the Acquiring Fund, which is similar to that of the Target Fund, will not change; and (iv) the investment policies, principal strategy and risks of the Acquiring Fund will not change.

Q.	What is the recommendation of the Board of Trustees on the Reorganization?

A.
At a meeting held on November 1, 2019, the Board of Trustees of the Target Fund considered the Reorganization and determined that the Reorganization would be in the best interests of the Target Fund and its shareholders and that the Reorganization would not dilute the interests of the Target Fund’s shareholders. In reaching these determinations, the Trustees reviewed and analyzed various factors it deemed relevant, including the following factors, among others:

•
The terms of the Reorganization, including that no sales loads, commissions or other transactional fees would be imposed on Target Fund shareholders in connection with the Reorganization and that Target Fund shareholders would receive a number of full and fractional shares of the Acquiring Fund equal in value to their holdings in the Target Fund as of the Closing Date;

•
The Funds’ investment objectives, policies and strategies are similar from an investment perspective in that both Funds pursue a managed futures investment strategy through a wholly-owned subsidiary, as well as a fixed income investment strategy;

•
Following the Reorganization, based on current expenses and determined on a pro forma basis, the total annual operating expense ratios for the Acquiring Fund’s Class A, Class C and Class I shares are anticipated to be lower than the total annual operating expense ratios for the Target Fund’s Class A, Class C and Class I shares, respectively, and Class N shares (as compared to the Acquiring Fund’s Class A shares).

•	The larger asset base of the Acquiring Fund creates the opportunity for shareholders of the Target Fund to benefit from long-term economies of scale;

•
 The Acquiring Fund has generally outperformed the Target Fund since the Target Fund’s inception date of April 1, 2014.  Below are the average annual returns for both Funds’ Class I shares as of 9/30/19 for the periods shown:

Performance as of 9/30/19	1 yr	3 yr	5yr	Since inception of the Target Fund (4/1/14)
Steben Managed Futures Strategy Fund	5.12%	1.37%	2.05%	2.89%
LoCorr Macro Strategies Fund	9.20%	1.92%	4.50%	5.94%

•	The calendar year performance of the two Funds’ Class I shares, since the Target Fund’s inception date of 4/1/14, through 9/30/19, are as follows:

•	As of September 30, 2019, the Acquiring Fund has outperformed its benchmark for the 1-year and 5-year periods and since inception of the Acquiring Fund (March 24, 2011);

•
Information provided by LoCorr demonstrating it is an experienced provider of investment advisory services to mutual funds. The nature and quality of services that the shareholders of the Target Fund are expected to receive as shareholders of the Acquiring Fund will generally be comparable to the nature and quality of services that such shareholders currently receive;

•
The background and experience of the Acquiring Fund’s portfolio managers and subadvisers, including that two of the Target Fund’s trading advisors, Milburn and Revolution, also serve as subadvisers to the Acquiring Fund;

•
Prior to the Reorganization, the futures and currency forwards positions held by the Target Fund will be converted to cash, but the Target Fund’s fixed income investments will be transferred to the Acquiring Fund. For more information about the conversion of the Target Fund’s futures and currency forwards positions, please refer to the section entitled “The Plan” below.

•
The Reorganization is expected to be tax-free for federal income tax purposes for each Fund and its shareholders, although prior to the Closing Date, Target Fund shareholders may receive an additional taxable distribution of ordinary income and/or capital gains that the Target Fund has accumulated prior to the date of the distribution;

•	That the Acquiring Fund may not be able to utilize certain tax loss carry forwards, if any, that would otherwise be available;

•	There will be no change in the rights of the Target Fund’s shareholders as a result of the Reorganization;

•
The Reorganization will be submitted to the shareholders of the Target Fund for their approval and that shareholders who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the closing of the Reorganization, although redemption may be a taxable transaction for them;

•	The costs of the Reorganization, other than costs incurred to reposition the Target Fund in connection with the Reorganization, will be borne by LoCorr or its affiliates;

•
The Board noted that the Acquisition had resulted in a change of control of Steben, and the assignment and termination of the investment advisory, subadvisory and trading advisory agreements with respect to the Target Fund and its subsidiary.  The Board considered that since the closing of the Acquisition, Steben, the subadvisor and the trading advisors were providing services to the Target Fund and its subsidiary pursuant to the interim agreements.  The Board considered that, if the proposed Reorganization is not approved by shareholders by March 29, 2020, the interim agreements will expire and Steben intends to recommend that the Board vote to liquidate the Target Fund; and

•
In light of the Target Fund’s inability to attract assets and reach scale and its history of redemption activity, the most likely alternative to the Reorganization would be the liquidation of the Target Fund and the subsidiary, which would be less desirable than the Reorganization, as a liquidating distribution would result in a taxable transaction for the Target Fund’s shareholders.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR the approval of the Plan.

Q.	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A.
No. You will receive shares of the class of the Acquiring Fund outlined below with equivalent dollar value as the shares of the Target Fund you own as of the time the Reorganization closes. However, the number of shares you receive will depend on the relative net asset values (“NAVs”) of the shares of the Target Fund and the corresponding class of shares of the Acquiring Fund as of the close of trading on the New York Stock Exchange (“NYSE”) on the day of the closing of the Reorganization.

Steben Managed Futures Strategy Fund		LoCorr Macro Strategies Fund
Class A Shares Target Fund	à	Class A Shares Acquiring Fund
Class C Shares Target Fund	à	Class C Shares Acquiring Fund
Class I Shares Target Fund	à	Class I Shares Acquiring Fund
Class N Shares Target Fund	à	Class A Shares Acquiring Fund

Q.	How do the Funds’ investment objectives and principal investment strategies compare?

A.	The following summarizes the primary similarities and differences in the Funds’ investment objectives and principal investment strategies.

Similarities:

Investment Objectives: The Funds have similar investment objectives.

•	Target Fund. The Fund seeks to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns.

•	Acquiring Fund. The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

Principal Investment Strategies:

•	Both Funds utilize a managed futures strategy.

•
Both Funds pursue a fixed income strategy.  The Target Fund invests generally between 60% and 80% of its assets directly in fixed income investments to generate returns and interest income.  The Acquiring Fund allocates approximately 75% of its assets to its fixed income strategy.

Diversification:  Each Fund is classified as “diversified” under the 1940 Act, meaning that each Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Differences:

Principal Investment Strategies:

While each Fund utilizes managed futures and fixed income strategies, the Funds’ implementation of these strategies differs.  The Target Fund pursues a managed futures strategy designed to capture absolute returns and a fixed income strategy designed to generate returns and investment income.  By contrast, the Acquiring Fund’s managed futures strategy is designed to produce capital appreciation, and its fixed income strategy is designed to generate interest income and preserve principal.  While the Funds’ managed futures strategies are similar in the types of futures contracts bought and sold, the Target Fund has had more exposure to futures on agricultural products than the Acquiring Fund has. More detail about each Fund’s implementation of its strategies is provided below:

•
Target Fund.  The Target Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in (i) futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities), (ii) foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts); and options on futures and swaps.  The Target Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. Steben allocates fixed income assets to the Fund’s subadviser, who invests primarily in investment grade securities.

•
Acquiring Fund.  The Acquiring Fund seeks to achieve its investment objective by allocating its assets using two principal strategies, a managed futures strategy and a fixed income strategy.  The managed futures strategy is designed to produce capital appreciation by capturing returns related to the commodity and financial markets by investing long or short in: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) currencies, (b) interest rates, (c) stock market indices, (d) energy resources, (e) metals or (f) agricultural products.  The Acquiring Fund’s fixed income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities.

Further information comparing the Funds’ investment objectives, strategies, restrictions, and risks is included below under “Summary of the Funds”.  In addition, the Acquiring Fund’s Prospectus, as supplemented, is enclosed for your reference.

Q.	How do the Funds compare in size?

A.
As of October 31, 2019, the Target Fund’s net assets were approximately $66 million, and the Acquiring Fund’s net assets were approximately $697 million.  If the Reorganization were completed as of October 31, 2019, the combined net assets of the Acquiring Fund would be approximately $763 million.  The asset size of each Fund fluctuates on a daily basis, and the asset size of the Acquiring Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of October 31, 2019.

Q.	How do the fee and expense structures of the Funds compare?

A.
Advisory Fees.  The Target Fund pays an advisory fee at an annual rate of 1.75% of average daily net assets, while the Acquiring Fund pays an advisory fee at an annual rate of 1.65% of average daily net assets.

Expense Structures.

Target Fund.  Pursuant to an Operating Services Agreement with the Fund, the Fund pays Steben 0.24% of the Fund’s average daily net assets, and Steben has contractually agreed to pay all of the Fund’s ordinary expenses including the Fund’s acquired fund fees and expenses, but excluding management fees, distribution and/or service fees, shareholder servicing fees and certain other expenses.  As a result, the Fund’s net expense ratio for each share class (excluding distribution and/or service (12b-1) fees) is 1.99%.

Acquiring Fund. Following the Reorganization, based on current expenses and determined on a pro forma basis, the total annual operating expense ratios for the Acquiring Fund’s Class A, Class C and Class I shares are anticipated to be lower than the total annual operating expense ratios for the Target Fund’s Class A, Class C and Class I shares, respectively, and Class N shares (as compared to the Acquiring Fund’s Class A shares). Additionally, LoCorr has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2021, to ensure that the total annual operating expenses after fee waiver and/or reimbursement (exclusive of distribution and/or service (12b-1) fees, acquired fund fees and expenses and certain other expenses) will not exceed 1.99% of the Fund’s daily average net assets attributable to each class of the Fund.  Unlike the Target Fund, the Acquiring Fund’s adviser does not absorb acquired fund fees and expenses.

Q.	Will the Reorganization result in higher investment advisory fees for Target Fund shareholders?

A.
No.  The Reorganization will result in lower investment advisory fees for Target Fund shareholders. The Acquiring Fund will retain the same investment advisory fee schedule after the Reorganization, which is an annual rate of 1.65% of average daily net assets.  The Target Fund pays an investment advisory fee at the annual rate of 1.75% of average daily net assets.

Q.	Will the Reorganization result in higher total net operating expenses?

A.
No.  The Target Fund’s Class A, Class C, Class I and Class N shares have a net operating expense of 2.24%, 2.99%, 1.99% and 2.24%, respectively.  The Acquiring Fund’s Class A, Class C, Class I and Class A (as compared to the Target Fund’s Class N) shares currently have a net operating expense ratio of 2.25%, 3.00%, 2.00% and 2.25%, respectively, which includes approximately 0.07% of recoupment of fee waivers previously waived by the Acquiring Fund’s adviser.  The recoupment of previously waived fees is expected to be completed by January 31, 2020, resulting in a pro forma net operating expense ratio of approximately 2.17%, 2.92%, 1.92% and 2.17% after that date for Class A, Class C, Class I and Class A (as compared to Target Fund’s Class N) shares, respectively.

Q.	What are the U.S. federal income tax consequences of the Reorganization?

A.
The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended) (the “Code”) and will not take place unless counsel provides an opinion to that effect.  Assuming the Reorganization so qualifies, shareholders should not recognize any capital gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the Closing Date, the futures positions held by the Target Fund’s Cayman Fund will be converted to cash.  As a result, you may receive an additional taxable distribution of ordinary income and/or capital gains that the Target Fund has accumulated prior to the date of the distribution.

As always, if you choose to redeem or exchange your shares (whether before or after the Reorganization), you may realize a taxable gain or loss depending on the performance of such shares since you acquired them.  Shareholders should consult a tax adviser with respect to the tax consequences of the Reorganization and any exchange or redemption.

Q.	Will my cost basis for U.S. federal income tax purposes change as a result of the Reorganization?

A.
Your total cost basis for U.S. federal income tax purposes is not expected to change as a result of the Reorganization. However, since the number of shares you hold after the Reorganization is expected to be different than the number of shares you held prior to the Reorganization, your average cost basis per share may change.

Q.	Will the service providers to my Fund change?

A.	Yes. Steben serves as the investment adviser to the Target Fund. LoCorr serves as the investment adviser to the Acquiring Fund and will continue to serve in that capacity following the Reorganization.

Steben allocates the Target Fund’s assets among five trading advisors for the Fund’s futures portfolio, Crabel Capital Management, LLC, Millburn Ridgefield Corporation (“Millburn”), PGR Capital LLP, Revolution Capital Management, LLC (“Revolution”) and Welton Investment Partners, LLC.  Additionally, Principal Global Investors, LLC provides subadvisory services to the Target Fund with respect to the Target Fund’s fixed income strategy.  The Acquiring Fund has retained Milburn, Revolution and Graham Capital Management, L.P. to provide subadvisory services with respect to the Acquiring Fund’s futures portfolio and Nuveen Asset Management, LLC to provide subadvisory services to the Acquiring Fund with respect to its fixed income strategy.

U.S. Bank, N.A., the Target Fund’s custodian, and U.S. Bancorp Global Fund Services, LLC, the Target Fund’s transfer agent and administrator, serve in similar capacities for the Acquiring Fund and will continue to serve in such capacities following the Reorganization.

Foreside Fund Services, LLC, the Target Fund’s distributor, and KPMG LLP, the Target Fund’s auditor, will not serve in such capacities for the Acquiring Fund following the Reorganization.  Instead, Quasar Distributors, LLC and Cohen & Company, Ltd, the Acquiring Fund’s distributor and auditor, respectively, will continue to serve in such capacities following the Reorganization.

Q.	Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.
No.  There will be no sales load, commission or other transactional fee in connection with the Reorganization.  The full and fractional value of shares of the Target Fund will be exchanged for full and fractional corresponding shares of the Acquiring Fund having equal value, without any sales load, commission or other transactional fee being imposed.  Target Fund Class C shareholders that receive Class C shares of the Acquiring Fund will be subject to a 1.00% contingent deferred sales charge for any Acquiring Fund Class C shares sold less than one year after the Reorganization. For the purposes of the application of the contingent deferred sales charge, a Target Fund Class C shareholder’s holding period prior to the close of the Reorganization will count towards the one-year period. Class N shareholders of the Target Fund that receive Class A shares of the Acquiring Fund pursuant to the Reorganization will be able to purchase additional Class A shares of the Acquiring following the Reorganization on a load-waived basis provided that they qualify to do so. It is expected, based on the terms of the Acquiring Fund’s currently effective prospectus, that such Class N shareholders will be able to qualify for subsequent load-waived purchases of Acquiring Fund Class A shares after the Reorganization.

Q.	Can I still add to my existing Target Fund account until the Reorganization?

A.
Yes.  Current Target Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about January 31, 2020), unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason.

Q.	Will either Fund pay fees or expenses associated with the Reorganization?

A.
No.  The costs of the Reorganization will be borne by LoCorr.  Such costs, including preparation and filing of the Proxy Statement/Prospectus, printing and mailing costs, solicitation costs, board meeting costs, and legal, accounting and auditor fees, are estimated to be approximately $60,000.  However, the Funds will bear any brokerage commissions, transaction costs and similar expenses in connection with any purchases or sales of securities related to Fund repositioning in connection with the Reorganization, which are expected to be minimal.

Q.	If shareholders approve the Reorganization, when will the Reorganization take place?

A.
If Target Fund shareholders approve the Reorganization and other conditions are satisfied or waived, the Reorganization is expected to occur on or about January 31, 2020, or as soon as reasonably practicable after shareholder approval is obtained.   An account in the Acquiring Fund will be set up in your name, and you will receive shares of the corresponding class of shares of the Acquiring Fund. You will receive confirmation of this transaction following the completion of the Reorganization.

Q.	What happens if the Reorganization is not completed?

A.
If the proposed Reorganization is not approved by shareholders, the Adviser intends to recommend that the Board of Trustees vote to liquidate the Target Fund.  Shareholders would receive a liquidating distribution on the liquidation date equal to the value of the shares owned.  The liquidating distribution would result in a taxable transaction.

Q.	How many votes am I entitled to cast?

A.	Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Miscellaneous Matters

Q.	Who is eligible to vote?

A.
Shareholders who owned shares of the Target Fund at the close of business on December 6, 2019 (the “Record Date”) will receive notice of the Meeting and be entitled to be present and vote at the Meeting.

Q.	What is the required vote to approve the Proposal?

A.
Approval of the Plan requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the Target Fund.  A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Target Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund entitled to vote thereon.

A quorum of the Target Fund’s shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of one-third of the Target Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum.

If the necessary quorum to transact business is not obtained at the Meeting or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the Meeting may be adjourned to a later date in order to solicit additional proxies.

Q.	How can I vote my shares?

A.	You can vote or provide instructions in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•	By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope; or

•	In person at the Meeting on January 17, 2020.

Whichever method you choose, please take the time to read the full text of this Proxy Statement/Prospectus before you vote.

It is important that Target Fund shareholders respond to ensure that there is a quorum for the Meeting.  If a quorum is not present or sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to a later date so that we can continue to seek additional votes.

Q.	If I vote my proxy now as requested, can I change my vote later?

A.
Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by (1) delivering a written revocation to the Secretary of the Target Fund; (2) submitting a subsequently executed proxy vote; or (3) attending the Meeting and voting in person.  Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or the internet.  This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the Proposal.  Target Fund shareholders should send notices of revocation to Steben Alternative Investment Funds at Steben & Company, 9711 Washingtonian Blvd, Suite 400, Gaithersburg, MD, 20878.

PROPOSAL – THE REORGANIZATION OF STEBEN MANAGED FUTURES STRATEGY FUND
INTO LOCORR MACRO STRATEGIES FUND

SUMMARY

This section provides a summary of certain information with respect to the Reorganization, the Target Fund, and the Acquiring Fund, including but not limited to comparative information regarding each Fund’s investment objectives, fees and expenses, principal investment strategies and risks, historical performance, and other information.  Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Funds’ prospectuses which are incorporated by reference.

There is no assurance that a Fund will achieve its stated objective. Each Fund is designed for investors seeking long term capital appreciation.

Comparison of Management Fees

The Target Fund pays Steben an investment advisory fee at an annual rate of 1.75% of the Fund’s average daily net assets, calculated daily and paid monthly.

The Acquiring Fund pays LoCorr an investment advisory fee at an annual rate of 1.65% of the Fund’s average daily net assets, calculated daily and paid monthly. After the Reorganization, the Acquiring Fund will continue to pay this same fee rate to LoCorr.

Current Fees and Expenses

The following tables compare the fees and expenses you may bear as an investor in the Target Fund or Acquiring Fund as well as pro forma fees and expenses of the Acquiring Fund upon the close of the Reorganization. Fees and expenses shown for the Target Fund were determined based on the Fund’s average daily net assets for the annual period ended March 31, 2019 as included in the Target Fund’s prospectus dated July 29, 2019.  Fees and expenses shown for the Acquiring Fund were determined based on the Fund’s average daily net assets for the six months ended June 30, 2019, as included in the Acquiring Fund’s semi-annual shareholder report dated June 30, 2019.

Shareholder Fees (fees paid directly from your investment)

	Target Fund Class A	Acquiring Fund Class A	Acquiring Fund Class A (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%*	1.00%**	1.00%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None

Management fee	Target Fund Class C	Acquiring Fund Class C	Acquiring Fund Class C (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%***	1.00%***	1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None

	Target Fund Class I	Acquiring Fund Class I	Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	1.00%****	None	None

	Target Fund Class N	Acquiring Fund Class A	Acquiring Fund Class A (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	1.00%**	1.00%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	1.00%****	None	None

* If purchase is $1 million or more and shareholder redeems within 18 months.
** Applied to purchases of $1 million or more that are redeemed within 12 months of their purchase.
*** Applied to shares redeemed within 12 months of their purchase.
**** As a percentage of the amount redeemed, if sold within 30 days of the purchase of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund Class A	Acquiring Fund Class A	Acquiring Fund Class A (Pro Forma)
Management Fees	1.75%	1.65%	1.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.24%(1)	0.34%	0.26%
Acquired Fund Fees and Expenses	0.00%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	2.24%	2.25%	2.17%

	Target Fund Class C	Acquiring Fund Class C	Acquiring Fund Class C (Pro Forma)
Management Fees	1.75%	1.65%	1.65%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.24%(1)	0.34%	0.26%
Acquired Fund Fees and Expenses	0.00%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	2.99%	3.00%	2.92%

	Target Fund Class I	Acquiring Fund Class I	Acquiring Fund Class I (Pro Forma)
Management Fees	1.75%	1.65%	1.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.24%(1)	0.34%	0.26%
Acquired Fund Fees and Expenses	0.00%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.99%	2.00%	1.92%

	Target Fund Class N	Acquiring Fund Class A	Acquiring Fund Class A (Pro Forma)
Management Fees	1.75%	1.65%	1.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.24%(1)	0.34%	0.26%
Acquired Fund Fees and Expenses	0.00%	0.01%(2)	0.01(2)
Total Annual Fund Operating Expenses	2.24%	2.25%	2.17%

(1) “Other Expenses” include the expenses of the Cayman Fund, the Target Fund’s consolidated wholly owned subsidiary. Pursuant to an Operating Services Agreement with the Target Fund, the Target Fund pays Steben 0.24% of the Target Fund’s average daily net assets and Steben has contractually agreed to pay all of the Target Fund’s ordinary expenses including the Target Fund’s acquired fund fees and expenses (which are indirect fees and expenses that the Target Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds) and the organizational and offering expenses but not the following Target Fund expenses: the Management Fee, the Distribution/Servicing Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Target Fund’s business. The fees paid to Steben under the Operating Services Agreement may exceed the Target Fund’s actual ordinary operating expenses. This Operating Services Agreement may be terminated at any time by the Target Fund’s Board of Trustees.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Acquiring Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Acquiring Fund.

LoCorr has contractually agreed to reduce its fees and/or absorb expenses of the Acquiring Fund, until at least April 30, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) will not exceed 1.99% of the Acquiring Fund’s daily average net assets attributable to each class of the Acquiring Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Acquiring Fund within three years following the date on which the fee waiver or expense reimbursement occurred, if the Acquiring Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or its current expense limitations and the repayment is approved by the Acquiring Fund’s Board of Trustees. This agreement may be terminated only by the Acquiring Fund’s Board of Trustees, on 60 days’ written notice to LoCorr.

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for Fund management, administration and administrative services, including recordkeeping, accounting or sub-accounting, and other shareholder services, as well as acquired fund fees and expenses.  You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

Examples

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same.  The Examples also disregard the effect of any recapture of previously waived fees or reimbursed expenses after Year 1 for the Acquiring Fund.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Target Fund (Class A)	$789	$1,235	$1,706	$3,002
Acquiring Fund (Class A)	$790	$1,224	$1,683	$2,949
Pro Forma Fund (Class A)	$782	$1,215	$1,672	$2,934

Target Fund (Class C)	$402*	$924	$1,572	$3,308
Acquiring Fund (Class C)	$403**	$913	$1,549	$3,257
Pro Forma Fund (Class C)	$395***	$904	$1,538	$3,242

Target Fund (Class I)	$202	$624	$1,073	$2,317
Acquiring Fund (Class I)	$203	$613	$1,048	$2,259
Pro Forma Fund (Class I)	$195	$603	$1,037	$2,243

Target Fund (Class N)	$227	$700	$1,200	$2,575
Acquiring Fund (Class A)	$790	$1,224	$1,683	$2,949
Pro Forma Fund (Class A)	$782	$1,215	$1,672	$2,934
* If you held your shares instead of redeeming at the end of the period, your expenses would be $302.
** If you held your shares instead of redeeming at the end of the period, your expenses would be $303.
***If you held your shares instead of redeeming at the end of the period, your expenses would be $295.

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Examples, affect each Fund’s performance. During each Fund’s most recent fiscal year, the Target Fund’s Fund turnover rate was 19.02% of the average value of its portfolio and the Acquiring Fund’s Fund turnover rate was 105% of the average value of its portfolio.

Investment Objectives

Target Fund	Acquiring Fund
Investment Objectives
The Fund seeks to achieve positive long term absolute returns with low correlation to broad equity and fixed income market returns.	The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

Principal Investment Strategies

The following is intended to show the primary similarities and differences between the Funds’ principal investment strategies.  The Funds’ investment objectives, policies and strategies are similar from an investment perspective in that both Funds pursue a managed futures investment strategy through a wholly-owned subsidiary, as well as a fixed income investment strategy. The Acquiring Fund will continue to have the same investment strategies shown below following the Reorganization.  This information is qualified in its entirety by the prospectuses of each Fund.

Target Fund	Acquiring Fund
Principal Investment Strategy – Managed Futures
The Fund seeks to achieve its investment objective by pursuing a managed futures strategy which intends to capture absolute returns in the commodity and financial futures markets (equity, interest rate and currency) by investing in:
• futures contracts (such as currency futures, futures on broad-based security indices and futures on commodities);
• foreign currency transactions (such as U.S. and foreign spot currencies and currency forward contracts); and
• options on futures and swaps (collectively, Derivative Instruments).

The Fund may invest directly in Derivative Instruments or it may invest up to 25% of its total assets at the time of purchase in a wholly owned and controlled subsidiary (Subsidiary) to pursue its managed futures strategy through investments in Derivative Investments. The principal investment strategies of the Subsidiary are the same as the principal investment strategies of the Fund.

The Fund’s adviser generally expects that the Fund’s performance will have a low correlation to the long-term performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

The Fund invests in the Subsidiary to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Subsidiary invests exclusively in any of the investments named above or may use a combination of such investments. Such investment exposure could far exceed the value of the Subsidiary’s portfolio and its investment performance could be primarily dependent upon investments it does not own. The Subsidiary complies with the same asset coverage requirements under the Investment Company Act of 1940, as amended (1940 Act) with respect to its investments in Derivative Instruments that are applicable to the Fund’s transactions in derivatives. The Subsidiary is organized under the laws of the Cayman Islands.

The Managed Futures strategy is designed to produce capital appreciation by capturing returns related to the commodity and financial markets by investing long or short in: (i) futures, (ii) forwards, (iii) options, (iv) spot contracts, or (v) swaps, each of which may be tied to (a) currencies, (b) interest rates, (c) stock market indices, (d) energy resources, (e) metals or (f) agricultural products.  These derivative instruments are used as substitutes for securities, interest rates, currencies and commodities and for hedging.  To the extent the Fund uses swaps or structured notes under the Managed Futures strategy, the investments will generally have payments linked to commodity or financial derivatives. The Fund does not invest more than 25% of its assets in contracts with any one counterparty.  Managed futures sub-strategies may include investment styles that rely upon buy and sell signals generated from technical analysis systems such as trend-pattern recognition, as well as from fundamental economic analysis and relative value comparisons.  Managed Futures strategy investments will be made without restriction as to country.

The Fund will execute its Managed Futures strategy primarily by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the “Subsidiary”).  The Subsidiary will invest primarily in futures, forwards, options, spot contracts, swaps, and other assets intended to serve as margin or collateral for derivative positions.  The Subsidiary is subject to the same investment restrictions as the Fund.

Target Fund	Acquiring Fund
Use of Outside Managers
The Fund utilizes managers who employ a variety of managed futures trading strategies (Trading Advisors). The managed futures strategies to which the Fund seeks exposure typically include the following investment styles:
• trend following - quantitative and other strategies are used to identify underlying market trends over various time frames in prices to seek to exploit the market’s tendency to exhibit consecutive periods of price advances and/or declines
• short-term systematic and discretionary trading - quantitative strategies are used in an attempt to exploit short-term price patterns in financial and commodity markets
• counter-trend or mean reversion strategies - quantitative and other methods are used in an attempt to forecast price reversals over various time frames

The managed futures programs employed by the Trading Advisors have a wide variety of trading styles across a broad range of financial markets and asset classes. Managed futures strategies typically invest either long or short in one or a combination of Derivative Instruments for both speculative and hedging purposes, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy, (e) fixed income and interest rates, (f) metals or (g) other commodities.

Each Trading Advisor implements its designated managed futures program by investing in a variety of Derivative Instruments. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. There are no formal limitations on the markets, strategies or instruments in which the Fund or the Trading Advisors may invest. The Trading Advisors may or may not be registered under the Commodity Exchange Act (CEA).

The Fund’s adviser delegates management of the Fund’s Managed Futures Strategy to one or more sub-advisers.

Graham Capital Management, L.P. (“GCM”) executes its strategy by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets. These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The strategy is a quantitative trading system driven by trend-following models. This program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio. The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.

Millburn Ridgefield Corporation (“Millburn”) invests the Fund’s asset allocated to it in a diversified portfolio of futures, forward and spot contracts (and may also invest in option and swap contracts) on currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities.  Millburn invests globally pursuant to its proprietary quantitative and systematic trading methodology, based upon signals generated from an analysis of price, price-derivatives, fundamental and other quantitative data.  Millburn’s Diversified Program generally seeks maximum diversification subject to liquidity and sector concentration constraints.  Each market is traded using a diversified set of trading systems, which may be optimized for groups of markets, sectors or specific markets.  The following factors, among others, are considered in constructing a universe of markets to trade:  profitability, liquidity of markets, professional judgment, desired diversification, transaction costs, exchange regulations and depth of market.

Revolution Capital Management, LLC (“Revolution”) focuses on short-term, systematic and quantitative trading, applying statistical analysis to all aspects of research, development, and operations.  The strategy seeks to provide superior risk-adjusted returns while maintaining low correlations both to traditional equity and bond investments as well as the trend-following strategies often employed by commodity trading advisors.

Target Fund	Acquiring Fund
Principal Investment Strategy – Fixed Income
The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Fund’s adviser allocates these assets to Principal Global Investors, LLC, the Fund’s subadviser, who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody’s Investors Service, Inc. (Moody’s) of Baa3/P-3 or higher; by Standard & Poor’s Ratings Group (S&P) of BBB-/A-3 or higher; or by Fitch Ratings (Fitch) of BBB-/F3 or higher; or, if unrated determined by the Adviser or the subadviser to be of comparable quality. The Fund also may invest up to ten percent of its assets in lower quality fixed income securities, known as “high yield” or “junk” bonds, which are rated lower than investment grade securities. The fixed income portion of the Fund’s portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.
The Fund’s subadviser relies on qualitative and quantitative analysis to arrive at security selection decisions. Qualitative factors provide the foundation of its internal credit rating, including size and position within the industry/sector, completeness of the business model, earnings predictability, management quality, and cost structure. Quantitative analysis focuses on financial analysis to assess financial strength and liquidity. Additionally, an important component of security selection is relative-value assessment. Key principles of the subadviser’s sell discipline are guided by predetermined relative-value objectives for sectors, issuers and specific securities, pricing performance or fundamental performance that varies from expectations, deteriorating fundamentals, overvaluation and alternative investments offering the opportunity to achieve more favorable risk-adjusted returns.

The adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate approximately 25% of its assets to the Managed Futures strategy and approximately 75% of its assets to the Fixed Income strategy.  However, as market conditions change the portion allocated may be higher or lower.

The Fixed Income strategy is sub-advised by Nuveen Asset Management and is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities (“ABS”), (5) U.S. residential mortgage-backed securities (“MBS”), (6) U.S. commercial mortgage-backed securities (“CMBS”), (7) interest rate-related futures contracts and (8) interest rate-related or credit default-related swap contracts.  The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), or, if unrated, determined to be of comparable quality.  However, the fixed income portion of the Fund’s portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization.  Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities.  The Fund’s adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser.

Investment Process
Trading Advisor Selection. After identifying a universe of Trading Advisors and managed futures programs that meet Steben’s internal criteria, Steben selects potential managed futures programs using a methodology based on both quantitative and qualitative assessments. Steben employs a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective. In general, Steben seeks to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio. For each prospective allocation to a new Trading Advisor, Steben will conduct an evaluation of the Trading Advisor and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook. Trading Advisors are generally not registered under the Investment Advisers Act of 1940, as amended (Advisers Act).

Adviser’s Investment Process
The Fund’s adviser will pursue the Fund’s investment objectives, in part, by utilizing its investment and risk management process.
• Sub-Adviser Selection represents the result of quantitative and qualitative reviews that will identify a sub-adviser chosen for its managed futures expertise, historical performance, management accessibility, commitment, investment strategy, as well as process and methodology.  Using this selection process, the adviser believes it can identify a sub-adviser that can produce positive, risk-adjusted returns.  The adviser replaces a sub-adviser when its returns are below expectations or it deviates from its traditional investment process.

Investment and Operational Due Diligence. For each selected managed futures program that Steben considers for investment, Steben completes an investment due diligence process that, among other things, reviews the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management. In addition, Steben conducts a separate operational due diligence review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, prime brokers, fund administrators and other service providers, technology infrastructure, management and organization, legal, regulatory and compliance capabilities, policies and practices regarding valuation and the calculation of net asset values, trading processes, fees and cash movement, among other factors.

Allocation. Steben allocates the assets of the Fund and the Subsidiary among the Trading Advisors so as to provide exposure to what Steben considers to be an appropriate mix of trading styles and managed futures investment strategies given its strategic market views. The allocations are determined at Steben’s discretion in order to attempt to achieve the investment objective of the Fund. Allocations will not necessarily be equally weighted to each Trading Advisor, and the amount allocated to any program can change over time. New managed futures programs may be added and existing ones may be removed at any time.

Monitoring. Steben monitors the performance and risk exposures of the Trading Advisors and the Derivative Investments. If an investment’s performance or risk deviates significantly from Steben’s expectations, Steben will review the issue with the Trading Advisor. An unfavorable review could prompt Steben to reduce the allocation to the Trading Advisor’s program, or remove it altogether. However, Steben need not reduce the allocation if the outcome of the review is favorable.

Steben also performs periodic ongoing due diligence reviews of each Trading Advisor, in order to track enhancements or changes to their trading programs, as well as any significant organizational or operational developments. An unfavorable review could prompt an allocation reduction or a removal of the Trading Advisor from the Fund’s portfolio.

• Risk Management represents the ongoing attention to the historical return performance of each Underlying Fund as well as the interaction or correlation of returns between Underlying Funds.  Using this risk management process, the adviser believes the Fund, over time, will not be highly correlated to the equity markets and will provide the potential for reducing volatility in investors’ portfolios.
Sub-Advisers’ Investment Processes
Graham Capital Management, L.P.
Graham Capital Management, L.P. (“GCM”) serves as a sub-adviser to the Fund. GCM executes the strategy within the Macro Strategies Fund by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets. These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The strategy within the Macro Strategies Fund is a quantitative trading system driven by trend-following models. This program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio. The strategy employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the strategy within the Macro Strategies Fund will be approximately six to eight weeks; however, that average may differ depending on various factors and the system will make daily adjustments to positions based on both price activity and market volatility. The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.

Millburn Ridgefield Corporation
Millburn Ridgefield Corporation (“Millburn”) serves as a sub-adviser to the Fund. Millburn’s Diversified Program invests in a diversified portfolio of futures, forward and spot contracts (and may also invest in option and swap contracts) on currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities.  Millburn invests globally pursuant to its proprietary quantitative and systematic trading methodology, based upon signals generated from an analysis of price, price-derivatives, fundamental and other quantitative data.  Millburn’s Diversified Program generally seeks maximum diversification subject to liquidity and sector concentration constraints.  Each market is traded using a diversified set of trading systems, which may be optimized for groups of markets, sectors or specific markets.  The following factors, among others, are considered in constructing a universe of markets to trade:  profitability, liquidity of markets, professional judgment, desired diversification, transaction costs, exchange regulations and depth of market.

Revolution Capital Management, LLC
Revolution Capital Management, LLC (“Revolution”) serves as a sub-adviser to the Fund.  Revolution focuses on short-term, systematic and quantitative trading, applying statistical analysis to all aspects of research, development, and operations.  The strategy seeks to provide superior risk-adjusted returns while maintaining low correlations both to traditional equity and bond investments as well as the trend-following strategies often employed by commodity trading advisors.

Nuveen Asset Management, LLC
Nuveen Asset Management, LLC (“Nuveen”), serves as a sub-adviser to the Fund, selects securities using a “top-down” approach that begins with the formulation of Nuveen’s general economic outlook.  Following this, various sectors and industries are analyzed and selected for investment.  Finally, Nuveen selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation.  Nuveen selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  Nuveen sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security’s or derivative’s price outlook is deteriorating.

Benchmarks
ICE BofA Merrill Lynch T-Bill Index and Barclay Systematic Traders Index	Barclay CTA Index and Bank of America Merrill Lynch 3-Month Treasury Bill Index

While each Fund utilizes managed futures and fixed income strategies, the Funds’ implementation of these strategies differs.  The Target Fund’s pursues a managed futures strategy designed to capture absolute returns and a fixed income strategy designed to generate returns and investment income.  By contrast, the Acquiring Fund’s managed futures strategy is designed to produce capital appreciation, and its fixed income strategy is designed to generate interest income and preserve principal.  While each Fund’s managed futures strategy is similar in the types of futures contracts bought and sold, the Target Fund has had more exposure to futures on agricultural products than the Acquiring Fund has.

For additional information on the Funds’ principal investment strategies, please refer to the “Additional Information About the Funds” section of this Proxy Statement/Prospectus.

Principal Investment Risks

A Fund’s returns and yields will vary, and you could lose money.  The following is a summary of the principal risks associated with an investment in each Fund.  As noted in the table below, the Funds’ principal risks are similar.  Differences in the Funds’ risks are noted below.  Additional information about these risks is included below and described in greater detail later in this Proxy Statement/Prospectus under “Additional Information About the Funds—Additional Risks of the Funds.” As with any security, an investment in either Fund involves certain risks, including loss of principal.  The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.  This information is qualified in its entirety by the prospectuses of each Fund.

Target Fund	Acquiring Fund	How They Compare
Mortgage and Asset-Backed Securities Risk.  Mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) are subject to credit risk because underlying loan borrowers may default. In addition, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to prepayment risk because underlying loans may have prepayment penalties or prepayment lock out periods.

ABS, MBS and CMBS Risk.  ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default.  Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.  The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans.  During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.  CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.
The risks are similar.
Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as economic and political developments and changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodity Risk.  Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
The risks are similar.
Counterparty Risk. The Fund is subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses.	Not considered a principal risk.	A principal risk of the Target Fund’s strategy is counterparty risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.

Target Fund	Acquiring Fund	How They Compare
Credit Risk. Failure of an issuer or guarantor of a fixed income security to make timely interest or principal payments or otherwise honor its obligations could cause the Fund to lose money. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.
The risks are similar.
Currency Risk. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will change adversely in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Foreign currencies are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Foreign Currency Risk.  Currency trading risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.
The risks are similar.
Cybersecurity and Operational Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Additionally, a cybersecurity breach could result in a failure to maintain investors’ confidential information and could result in the theft of financial assets. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is cybersecurity and operational risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.
Derivative Instrument Risk.  Derivative Instruments can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Futures, forward currency and options contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There may not be a liquid secondary market for the futures contracts. Price valuations or market movements of options may not justify purchasing put options or, if purchased, the options may expire unexercised, resulting in a loss of the premium paid for the options. There are additional risks associated with Derivative Instruments that are possibly greater than the risks associated with investing directly in the underlying instruments, including leveraging risk and counterparty credit risk. A small investment in a Derivative Instrument could have a potentially large impact on the Fund’s performance.

Derivatives Risk. Derivatives are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace.  Short positions are subject to potentially unlimited liability.  Purchased options may expire worthless.  Over the counter derivatives, such as swaps, are subject to counterparty default.  Leverage inherent in derivatives will tend to magnify the Fund’s losses.
The risks are similar.

Target Fund	Acquiring Fund	How They Compare
Fixed Income Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

The risks are similar.
Interest Rate Risk. When interest rates increase, the value of the Fund’s exposure to fixed income instruments will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Interest Rates and Bond Maturities Risk. Interest rate changes may adversely affect the market value of an investment.  Fixed-income securities typically decline in value when interest rates rise.  Fixed-income securities typically increase in value when interest rates decline.  The Fund may experience adverse exposure from either increasing or declining rates.  Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds.

The risks are similar.

Target Fund	Acquiring Fund	How They Compare
Foreign Investment Risk. Investments in instruments issued by entities based outside of the U.S. may be affected by political and economic events unique to a country or region, currency controls, exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. In addition, Trading Advisors located in jurisdictions outside of the U.S. are subject to the laws of those jurisdictions.

Foreign Investment Risk.  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
The risks are similar.
General Economic and Market Events Risk.  Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Increases in the level of short-term interest rates could cause fixed-income markets to experience continuing high volatility, which could negatively impact the Fund’s performance. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is general economic and market events risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.
Managed Futures Regulatory Risk. Government regulation of Derivative Instruments by mutual funds is continuing to evolve. The Securities and Exchange Commission previously proposed a rule designed to modernize the regulation of derivatives usage by mutual funds. Although the rule was later withdrawn, it is anticipated that the rule may be re-proposed, which could have a significant impact on the manner in which certain managed futures mutual funds, including the Fund, operate. If this rule is re-proposed and adopted as anticipated, it may compel the Fund to change its investment strategy, make the Fund’s investment strategy more costly to implement, or require the Fund to cease operating as an investment company registered under the 1940 Act. The likelihood of these events, or the impact of potential future regulation, is currently not predictable.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is managed futures regulatory risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.

Target Fund	Acquiring Fund	How They Compare
Government Securities Risk. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is government securities risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.
High Yield Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is high yield risk, but that risk does not apply to the Acquiring Fund’s strategy.
Leverage Risk. Investments in Derivative Instruments may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Not only can the Fund utilize leverage directly but the Subsidiary also utilizes leverage through its investment in Derivative Instruments. Trading Advisors may engage in speculative transactions which involve substantial risk and leverage, such as making short sales.

Leverage Risk.  Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
The risks are similar.

Target Fund	Acquiring Fund	How They Compare
Loan Risk.  Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is loan risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.
Management Risk.  The investment processes used by the Fund’s adviser, Trading Advisor or the subadviser could fail to achieve the Fund’s investment objective or their judgment may prove to be incorrect or not produce the desired results and cause your investment to lose value.

Management Risk.  The Fund’s adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.  Additionally, the adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

The risks are similar.
Market Disruption and Geopolitical Risk.  Instability in the financial markets or in various countries or regions around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may result in a loss to your investment.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is market disruption and geopolitical risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.
Market Risk.  The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole.

Market Risk.  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

The risks are similar.
Short Sales Risk.  The Trading Advisors may make short sales, which may be considered speculative transactions and involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to cover the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

Short Position Risk.  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. The Fund is required to make a margin deposit in connection with such short sales; The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security or instrument.  The Fund’s losses are potentially unlimited in a short position transaction.

The risks are similar.

Target Fund	Acquiring Fund	How They Compare
Subsidiary Risk.  The Fund’s investment in the Subsidiary exposes the Fund to the risks associated with the Subsidiary’s investments, which are generally the risks of futures-related investments. The Subsidiary is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands could result in the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund. Although only up to 25% of the Fund’s assets at the time of investment may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Wholly-Owned Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.
The risks are similar.
Swap Risk.  Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. Such fees are based on the notional amount of the investment.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is swap risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.
Tax Risk.  In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The Fund’s investment in the Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (IRS) recently issued Regulations providing that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund will constitute “qualifying income” for purposes of remaining qualified as a regulated investment company for U.S. federal income tax purposes whether or not the imputed income is distributed by the Subsidiary to the Fund. The new Regulations remove the uncertainty that existed as a result of previously proposed regulations that provided a different conclusion.

Not considered a principal risk.	A principal risk of the Target Fund’s strategy is tax risk, but that risk is not a principal risk of the Acquiring Fund’s strategy.

Target Fund	Acquiring Fund	How They Compare
Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Volatility Risk.  The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

	Not considered a principal risk.	A principal risk of the Target Fund’s strategy is tax risk, but that risk does not apply to the Acquiring Fund’s strategy.
Not applicable.
Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

A principal risk of the Acquiring Fund’s strategy is issuer-specific risk, but that risk is not a principal risk of the Target Fund’s strategy.

Target Fund	Acquiring Fund	How They Compare
Not applicable.
Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

A principal risk of the Acquiring Fund’s strategy is liquidity risk, but that risk is not a principal risk of the Target Fund’s strategy.
Not applicable.
Portfolio Turnover Risk. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

A principal risk of the Acquiring Fund’s strategy is portfolio turnover risk, but that risk does not apply to the Target Fund’s strategy.
Not applicable.
Restricted Securities Risk. Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio managers consider it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.  Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

A principal risk of the Acquiring Fund’s strategy is restricted securities risk, but that risk does not apply to the Target Fund’s strategy.
Not applicable.
Underlying Funds Risk.  Underlying Funds are subject to management fees and other expenses, which will be indirectly paid by the Fund. In addition to management fees and other expenses, certain Underlying Fund assets may be subject to additional performance-based fees based on a percentage of Underlying Fund profits.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund may pay performance based fees to each manager without regard to the performance of other managers and the Underlying Fund’s overall profitability.  Underlying Funds are subject to specific risks, depending on the nature of the fund.
A principal risk of the Acquiring Fund’s strategy is underlying fund risk, but that risk does not apply to the Target Fund’s strategy.

Comparison of Fund Performance

The following information provides some indication of the risks of investing in each Fund by showing how each Fund’s performance has varied over time. It is anticipated that following the Reorganization, the Acquiring Fund will be the accounting survivor.

Acquiring Fund:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the one-year, five-year and since inception average annual total returns for the Fund’s Class I shares compare with that of a broad-based securities index and a secondary index.  The returns in the bar chart and best/worst quarter are for Class I shares which do not have sales charges.  The performance of Class A and Class C Shares would be lower due to differing expense structures and sales charges.  The returns in the table reflect the maximum applicable sales load of 5.75% on Class A shares, and the maximum deferred sales load of 1.00% on Class C shares for the one-year period.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Net asset value (“NAV”) per share information and updated performance information is available on the Fund’s website at www.LoCorrFunds.com.

Calendar Year Total Return

LoCorr Macro Strategies Fund – Class I

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
15.56%
3.72%
6.68%
2.96%
-5.75%
-5.28%
-5.08%
2012
2013
2014
2015
2016
2017
2018

Highest Quarterly Return:	**Q2 2014**	**8.13%**
Lowest Quarterly Return:	**Q2 2013**	**-9.97%**

The calendar year-to-date total return as of September 30, 2019 was 11.70% for Class A Shares, 11.02% for Class C Shares, and 11.90% for Class I Shares.

Average Annual Total Returns as of December 31, 2018

	One Year	Five Year	Since Inception 3/24/2011*
Class I Before Taxes	-5.08%	4.56%	0.54%
After Taxes on Distributions	-6.26%	2.45%	-0.76%
After Taxes on Distributions and Sale of Fund Shares	-3.02%	2.64%	-0.13%
Class A Before Taxes	-10.83%	3.04%	-0.48%
Class C Before Taxes	-6.91%	3.50%	-0.45%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	1.87%	0.63%	0.43%
Barclay CTA Index (reflects no deduction for fees, expenses or taxes)	-2.69%	0.55%	-0.52%
*The Fund offers three classes of shares.  The Class I shares and Class C shares commenced operations on March 24, 2011 and Class A shares commenced operations on March 22, 2011. “Since Inception” performance for Class A shares is shown as of March 22, 2011.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  After-tax returns are shown for Class I shares only and will vary for Class A and Class C shares. The Fund’s return after taxes on distributions and sale of Fund shares is greater than its return after taxes on distributions because it includes a tax benefit resulting from the capital losses that would have been incurred, and could be utilized against other capital gains an investor may have.

Target Fund:

The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the Fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the Fund by demonstrating how its returns have varied over time. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit the Fund’s website at www.steben.com.

During Performance Period	Return	Quarter Ended
Class I Shares
Best Quarter	6.11%	3/31/2016
Worst Quarter	-5.35%	3/31/2018

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

The calendar year-to-date total return as of September 30, 2019 was 6.60% for Class A Shares, 6.01% for Class C Shares, 6.80% for Class I Shares, and 6.60% for Class N Shares.

Average annual total returns (for the period ended December 31, 2018)

	One Year	Since Inception (April 1, 2014)
Class I Before Taxes	-5.30%	1.93%
After Taxes on Distributions	-5.41%	0.23%
After Taxes on Distributions and Sale of Fund Shares	-3.14%	0.82%
Class A Before Taxes	-10.97%	0.44%
Class C Before Taxes	-7.18%	0.95%
Class N Before Taxes	-5.52%	1.70%
ICE BofA Merrill Lynch T-Bill Index (reflects no deduction for fees, expenses or taxes)	1.87%	0.66%
Barclay Systematic Traders Index (reflects no deduction for fees, expenses or taxes)	-4.18%	0.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Funds

Investment Adviser:

LoCorr Fund Management, LLC is the investment adviser for the Acquiring Fund. LoCorr delegates management of the Acquiring Fund to the following subadvisers: Graham Capital Management, L.P., Millburn Ridgefield Corporation, Revolution Capital Management, LLC, and Nuveen Asset Management, LLC.

Steben & Company, Inc. is the Target Fund’s investment adviser.  Crabel Capital Management LLC, Millburn Ridgefield Corporation, PGR Capital LLP, Revolution Capital Management LLC, and Welton Investment Partners, LLC each serve as one of the Target Fund’s trading advisors with respect to the managed futures strategy of the Target Fund. Principal Global Investors, LLC serves as the subadviser with respect to the fixed income assets of the Target Fund.

On October 31, 2019, Steben was acquired by Octavus Group, LLC, LoCorr’s parent company.  The Acquisition resulted in a change of control of Steben, and the assignment and termination of the investment advisory, subadvisory and trading advisory agreements with respect to the Target Fund and the Cayman Fund.  In order for Steben and the Target Fund’s subadvisor and trading advisors to continue to provide services to the Target Fund and the Cayman Fund after the closing of the Acquisition, on September 23, 2019, the Board of Trustees of the Trust and Directors of the Cayman Fund approved interim investment advisory, subadvisory and trading advisory agreements with respect to the Target Fund and the Cayman Fund, as applicable (the “Interim Agreements”).  The Interim Agreements became effective upon the closing of the Acquisition and will remain in effect for a period of up to 150 days, or March 29, 2020, as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended.

If the Plan is not approved by shareholders by March 29, 2020, the Interim Agreements will expire and Steben intends to recommend that the Board vote to liquidate the Target Fund.  Shareholders would receive a liquidating distribution on the liquidation date equal to the value of the shares owned.  The liquidating distribution would result in a taxable transaction.

If the Plan is approved, LoCorr will remain the investment adviser of the Acquiring Fund and will continue to delegate management of the Acquiring Fund to the above named subadvisers after the Reorganization.

Fund Management:

The Acquiring Fund’s investment personnel will continue to manage the Acquiring Fund after the Reorganization.  For more information about each Fund’s investment personnel, please refer to “Other Comparative Information about the Funds.”

Buying and Selling Fund Shares

The following table compares information related to buying and selling shares of the Funds.

	Target Fund	Acquiring Fund
Minimum Initial Investment	Class A, C, and N: $2,500 Class I: $1,000,000	Class A and C: $2,500 Class I: $100,000 (No Class N available) The Fund or the Fund’s adviser may waive any investment minimum.
Purchase and Redemption of Shares
You may purchase, redeem, or exchange Class A, Class C, Class I and Class N shares of the Fund on any business day through your financial intermediary, by mail at Steben Managed Futures Strategy Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (855.775.5571).
Shares of the Fund are redeemable on any day the New York Stock Exchange (NYSE) is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone. If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, wire transfer, website, or through your broker.  You may also exchange shares of the Fund for shares of another Fund in the LoCorr Investment Trust.  Redemptions will be paid by ACH, check or wire transfer.

Tax Information

Acquiring Fund: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Target Fund: The dividends you receive from the Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.

Payments to Broker-Dealers, Insurers, and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

THE REORGANIZATION

The Plan

Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, the form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus.

The Plan contemplates:  (i) the Acquiring Fund’s acquisition of all or substantially all of the assets of the Target Fund in exchange solely for shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, if any; (ii) the distribution of those shares of the Acquiring Fund pro rata to the shareholders of the Target Fund; and (iii) the complete termination and liquidation of the Target Fund.

The value of the Target Fund’s assets to be acquired, the amount of its liabilities to be assumed by the Acquiring Fund, and the NAV of a share of the Target Fund will be determined as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”), after the declaration by the Target Fund of distributions, if any, on the Closing Date, and will be determined in accordance with the valuation methodologies described in the Funds’ currently effective prospectuses and Statement of Additional Information (“SAI”).  The Plan provides that LoCorr will bear the fees and costs related to the Reorganization, including but not limited to the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus.  The Target Fund (and indirectly the Target Fund’s shareholders) will bear brokerage commissions or other transaction costs, if any, related to the Reorganization. It is expected that the Target Fund’s futures and currency forwards positions will be converted to cash prior to the Reorganization, but that the related transaction costs will be minimal.    As of November 30, 2019, the futures and currency forwards positions held by the Target Fund that are expected to be converted to cash prior to the Reorganization represented approximately $5.9 million or 9.21% of the Target Fund’s total net assets. The expected costs of the repositioning of the Target Fund’s futures and currency forwards positions is approximately less than 0.01% of the Target Fund’s net assets, or approximately $6,000. The repositioning of the Target Fund’s futures and currency forwards positions is not expected to result in a significant realized capital gain or loss. The Closing Date is expected to be on or about January 31, 2020, or as soon as practicable thereafter.

The Target Fund will distribute pro rata to its shareholders of record the shares of the Acquiring Fund it receives in the Reorganization, so that each shareholder of the Target Fund will receive a number of full and fractional corresponding shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund, and the Target Fund will be liquidated.  The number of shares to be issued will be determined at the relative NAV of each class of shares of the Target Fund and the corresponding class of shares of the Acquiring Fund.

Such distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and by transferring to those accounts the shares of the Acquiring Fund previously credited to the account of the Target Fund.  Each shareholder account shall be credited with the pro rata number of the Acquiring Fund’s shares due to that shareholder.  All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust.  Accordingly, immediately after the Reorganization, each former shareholder of the Target Fund will own shares of the Acquiring Fund that will be equal to the value of that shareholder’s shares of the Target Fund as of the Closing Date for the Reorganization.

The closing of the Reorganization is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Target Fund. The Plan also requires, as a non-waivable condition, receipt of a tax opinion from Thompson Hine LLP (“Thompson Hine”), dated as of the Closing Date, indicating that, for U.S. federal income tax purposes, the Reorganization should qualify as a tax-free reorganization.  The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by: a) mutual agreement of the boards of trustees of LoCorr Investment Trust (“LIT”) and the Trust if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan inadvisable; b) either trust in the event of a breach by the other trust of any representation, warranty, covenant or agreement contained in the Plan; or c) in the event a condition in the Plan expressed to be precedent to the obligations of the terminating trust has not been met and it reasonably appears to the terminating trust’s board of trustees that it will not or cannot be met. Please review the Plan carefully.

It is expected that the Target Fund will convert its futures contracts to cash prior to the Reorganization. It is expected that the Target Fund’s futures positions and currency forwards will be converted to cash prior to the Reorganization, but that the related transaction costs will be minimal.

Sales of portfolio securities at a gain may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders (including former Target Fund shareholders) following the Reorganization. Any such gain may be reduced by available capital loss carryforwards, if any.

Reasons for the Reorganization

Steben believes that shareholders of the Target Fund (as shareholders of the Acquiring Fund following completion of the Reorganization) may benefit by being shareholders of a Fund with greater asset size that creates greater opportunity to benefit from long-term economies of scale.  Steben also believes that the Target Fund shareholders will benefit from the expertise and experience of the Acquiring Fund’s adviser, LoCorr Fund Management, LLC.

At a meeting held on September 23, 2019, the Board of Trustees of the Trust, on behalf of the Target Fund, met with representatives of LoCorr to discuss the Acquisition and the Reorganization.  Thereafter, at a meeting held on November 1, 2019, the Trust’s Board, considered (with the advice and assistance of independent legal counsel) a proposal made by Steben to approve the Reorganization as set forth in the Plan. After careful consideration, based upon the recommendation of Steben, the Board’s evaluation of the relevant information prepared by LoCorr and Steben that was presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all Trustees who are not “interested persons” of the Trust under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of existing shareholders of Target Fund will not be diluted as a result of the Reorganization and recommended that shareholders of the Target Fund approve the Plan.

The Board considered the terms of the Plan and that the Reorganization will be submitted to the shareholders of the Target Fund for their approval and determined that the Reorganization would provide the Target Fund’s shareholders with the options of (1) pursuing similar investment objectives through the Acquiring Fund which is similar to the Target Fund from an investment perspective, or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund, which might have tax consequences for them.

In approving the Reorganization, the Board considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive. The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Reorganization.  The Board considered the terms of the Plan with respect to the Target Fund, and, in particular, that the transfer of the assets of the Target Fund will be in exchange solely for Class A, Class C, and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Board also considered the fact that no sales loads, commissions or other transactional fees would be imposed on shareholders in connection with the Reorganization.  In addition, the Board considered that pursuant to the Plan, the aggregate net asset value of the Acquiring Fund shares to be credited to each Target Fund shareholder’s account will equal the aggregate net asset value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. As a result, the Board considered that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. The Board also considered that the Reorganization would be submitted to the Target Fund’s shareholders for approval.

Investment Objectives and Strategies; Continuity of Subadviser.  The Board considered that, the Funds’ investment objectives are similar and the Target Fund is similar to the Acquiring Fund from an investment perspective as both Funds pursue a managed futures investment strategy through a wholly-owned subsidiary, as well as a fixed income investment strategy.  The Board also considered that two of the Target Fund’s trading advisors, Millburn and Revolution, also serve as subadvisers to the Acquiring Fund.

Relative Expense Ratios; Limitation on Expenses; Management Fees.  The Board considered information regarding comparative expense ratios (current expense ratios for the Target Fund and the Acquiring Fund), which indicated that, after applicable fee waivers, the total annual operating expense ratios for the Acquiring Fund are expected to be lower than the total annual operating expense ratios for the Target Fund’s Class A, Class C, Class I and Class N shares, respectively, following the Reorganization. The Board considered that a fee waiver agreement is in effect through April 30, 2021 for the Acquiring Fund.

Distribution Capabilities; Economies of Scale.  The Board considered the fund distribution capabilities of LoCorr and its affiliates and their commitment to distribute the shares of the Acquiring Fund. The Board also considered LoCorr’s representation that the Reorganization provides the Target Fund with potential asset growth opportunities that, if realized, could result in the Target Fund’s Fund shareholders experiencing economies of scale over time.

Comparison of Historical Performance of the Funds.  The Board considered that the Acquiring Fund had generally outperformed the Target Fund since the Target Fund’s inception date of 4/1/14.  Below are the average annual returns for both Funds’ Class I shares as of 9/30/19 for the periods shown:

Performance as of 9/30/19	1 yr	3 yr	5yr	Since inception (4/1/14)
Steben Managed Futures Strategy Fund	5.12%	1.37%	2.05%	2.89%
LoCorr Macro Strategies Fund	9.20%	1.92%	4.50%	5.94%

•	The calendar year performance of the two Funds’ Class I shares, since the Target Fund’s inception date of 4/1/14, through 9/30/19, are as follows:

•	As of 9/30/19, the Acquiring Fund has outperformed its benchmark for the 1-year and 5-year periods and since inception of the Acquiring Fund (March 24, 2011).

The Experience and Expertise of the Adviser and Subadvisers.  The Board considered the following information that was provided to it regarding LoCorr: (1) LoCorr is an experienced provider of investment advisory services to mutual funds; and (2) LoCorr currently serves as investment adviser to five open-end mutual funds.  The Board considered the reputation and experience of LoCorr’s investment personnel, including their experience managing the Acquiring Fund. The Board also noted the reputation and experience of each of the Acquiring Fund’s subadvisers and their respective portfolio management personnel. The Board considered that the nature and quality of services that the shareholders of the Target Fund are expected to receive as shareholders of the Acquiring Fund will generally be comparable to the nature and quality of services that such shareholders currently receive.

Portfolio Repositioning.  The Board considered that, prior to the Reorganization, the futures and currency forwards positions held by the Target Fund would be converted to cash, but the Target Fund’s fixed income investments would be transferred to the Acquiring Fund.

Tax Consequences.  The Board considered that the Reorganization is expected to be a tax-free reorganization for each Fund and its shareholders for federal income tax purposes. The Board further noted that Steben expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. The Board further considered that the Target Fund’s futures positions were marked-to-market annually and consequently any realized capital gains or losses resulting from the anticipated repositioning of the Target Fund’s portfolio were expected to be, in the aggregate, de minimis. However, prior to the Closing Date, shareholders may receive an additional taxable distribution of ordinary income and/or capital gains that the Target Fund has accumulated prior to the date of the distribution. Additionally, the Board noted that the Acquiring Fund may not be able to utilize certain net loss carryovers that would be transferred to the Acquiring Fund by the Target Fund.

Expenses Relating to Reorganization.  The Board considered that LoCorr or its affiliates will pay all direct costs relating to the Reorganization, including the costs of preparing the Plan and Proxy Statement/Prospectus and seeking approval of the Plan from the Target Fund’s shareholders, but not including costs incurred to reposition a Fund in connection with the Reorganization. The Board also considered that the Target Fund and its shareholders will not incur any direct expenses in connection with the Reorganization.

Shareholder Rights and Redemptions.  The Board considered that there would be no change in the rights of the Target Fund’s shareholders as a result of the Reorganization.  The Board also considered that the Reorganization would be submitted to the shareholders of the Target Fund for their approval and that shareholders who do not wish to become shareholder of the Acquiring Fund may redeem their target Fund shares before the Closing Date, though redemption may be a taxable transaction for them.

The Acquisition and the Interim Agreements.  The Board considered that, on October 31, 2019, Steben was acquired by Octavus Group, LLC, the parent company of LoCorr.  The Board noted that the Acquisition had resulted in a change of control of Steben, and the assignment and termination of the investment advisory, subadvisory and trading advisory agreements with respect to the Target Fund and its subsidiary.  The Board considered that since the closing of the Acquisition, Steben, the subadvisor and the trading advisors were providing services to the Target Fund and the Cayman Fund pursuant to the Interim Agreements.  The Board considered that, if the Plan is not approved by shareholders by March 29, 2020, the Interim Agreements will expire and Steben intends to recommend that the Board vote to liquidate the Target Fund.

Other Alternatives.  The Board considered that, in light of the Target Fund’s inability to attract assets and reach scale and history of redemption activity, the most likely alternative to the Reorganization would be the liquidation of the Target Fund and the subsidiary, which would be less desirable than the Reorganization as a liquidating distribution would result in a taxable transaction for the Target Fund’s shareholders.

Based on the information prepared by LoCorr and Steben, and as presented to the Board, the Board determined that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board approved the Plan, subject to approval by shareholders of the Target Fund, and the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Plan, the form of which is attached to this Proxy Statement/Prospectus in Appendix A.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote FOR approval of the Plan.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reorganization.  The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws.  No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.  This summary of U.S. federal income tax consequences is for general information only.

It is a condition to the closing of the Reorganization that the Acquiring Fund and Target Fund receive an opinion from Thompson Hine, dated as of the Closing Date, that the Reorganization should qualify as a tax free “reorganization” within the meaning of Section 368(a) of the Code.  The opinion of Thompson Hine will be based on U.S. federal income tax law in effect on the Closing Date.  In rendering its opinion, Thompson Hine will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Plan and other operative documents and as described herein.  An opinion of counsel is not binding on the IRS or any court.  If the Reorganization does not qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.

Assuming the Reorganization qualifies as a reorganization, the U.S. federal income tax consequences of the Reorganization can generally be summarized as follows:

•
no gain or loss will be recognized by the Target Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of all liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to the Target Fund shareholders in exchange for their shares of the Target Fund;

•
the tax basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Target Fund immediately prior to the respective Reorganization, and the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund;

•
no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund;

•
no gain or loss will be recognized by shareholders of the Target Fund upon the receipt of the Acquiring Fund shares by such shareholders, provided such shareholders receive solely the Acquiring Fund shares (including fractional shares) in exchange for their Target Fund shares; and

•
the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Target Fund will include the period during which the Target Fund shares exchanged were held by such shareholder.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund may pay a distribution attributable to any undistributed investment company taxable income, net tax-exempt income and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets prior to the Closing Date, which may be, but is likely not to be, attributable to Fund repositioning.  Additionally, subsequent to the Closing Date, the Acquiring Fund may sell for cash, in the ordinary course of business, a portion of the securities acquired from the Target Fund in the Reorganization, and may distribute any resulting net gains to its shareholders.  These distributions generally are taxable to shareholders that hold shares of the Target Fund or the Acquiring Fund in taxable accounts.

The Acquiring Fund generally should succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of the Target Fund, subject to any applicable tax loss limitation rules. At March 31, 2019, the Target Fund had $302,777 in long-term capital loss carry forwards and $1,200,891 in short-term capital loss carry forwards, each with an indefinite expiration.

The impact of the Reorganization on the tax attributes of the Funds will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.   Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

Securities to Be Issued, Shareholder Rights

Each of LIT and the Trust is an open-end management investment company registered under the 1940 Act.  LIT is an Ohio business trust.  The Trust is a Delaware statutory trust. Under each of LIT’s and the Trust’s declaration of trust, LIT and the Trust are authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares.  The shares of each series of LIT and the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses, all shares of LIT and the Trust are fully paid and non-assessable.

Capitalization

The following tables set forth, as of November 30, 2019:  (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has taken place.  The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.  No assurance can be given as to how many shares of the Acquiring Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received by Target Fund shareholders. In addition, as described above, the following tables reflect that after the Reorganization, holders of Target Fund Class N shares will receive Class A Shares of the Acquiring Fund, and therefore the Pro Forma combined Class A net assets reflect the acquisition of Target Fund Class N net assets.

	Target Fund	Acquiring Fund	Adjustments	Pro Forma Combined Fund
Net Assets
Class A Shares	$1,982,669.60	$53,531,045.86		$61,016,834.64
Class C Shares	$980,697.53	$48,079,845.48		$49,060,543.01
Class I Shares	$55,947,374.88	$624,737,587.01		$680,684,961.89
Class N Shares	$5,503,119.18	N/A		0
Total	$64,413,861.19	$726,348,478.35		$790,762,339.54

Shares Outstanding (unlimited number of shares authorized)
Class A Shares	212,616.537	5,897,755.696		6,722,498.660
Class C Shares	109,984.180	5,566,840.073		5,680,388.406
Class I Shares	5,916,521.443	67,664,849.863		73,724,467.213
Class N Shares	590,335.023	0		0
Total	6,829,457.183	79,129,445.632		86,127,354.279

Net Asset Value Per Share
Class A Shares	$9.33	$9.08		$9.08
Class C Shares	$8.92	$8.64		$8.64
Class I Shares	$9.46	$9.23		$9.23
Class N Shares	$9.32	--

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Investment Strategies and General Fund Policies

The following table compares additional information regarding the investment objectives and strategies of the Funds.  This information supplements the table provided above under “Principal Investment Strategies.”

Target Fund	Acquiring Fund
Investment Objective
The Fund seeks to achieve positive long-term absolute returns that have a low correlation to broad equity and fixed income market returns.	The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.
Principal Strategies
Managed Futures Fixed Income	Same.
Use of Subsidiary
The Fund invests up to 25% of its total assets at the time of investment in a wholly owned and controlled Subsidiary to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Subsidiary invests its assets in Derivative Instruments. The principal investment strategies and principal investment risks of the Subsidiary are the same as the principal investment strategies and principal risks of the Fund as reflected in this Prospectus. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The financial statements of the Subsidiary are consolidated with those of the Fund. The Subsidiary is organized under the laws of the Cayman Islands.

The Subsidiary provides the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund makes investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The IRS recently issued Regulations providing that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund will constitute “qualifying income” for purposes of remaining qualified as a regulated investment company for U.S. federal income tax purposes whether or not the imputed income is distributed by the Subsidiary to the Fund. The new Regulations remove the uncertainty that existed as a result of previously proposed regulations that provided a different conclusion.

The Fund will execute its Managed Futures strategy, primarily, by investing up to 25% of its total assets (measured at the time of purchase) in the Managed Futures strategy, part of which will be invested by the Fund’s sub-advisers and part of which will be invested in a wholly-owned and controlled Subsidiary.  The Subsidiary will invest the majority of its assets in futures, forwards, options, spot contracts, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions.  However, the Fund may also make Managed Futures investments outside of the Subsidiary.  The Subsidiary is subject to the same investment restrictions as the Fund.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Subchapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service ("IRS") has issued a number of private letter rulings to other mutual funds (including the Macro Strategies Fund and mutual funds unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M.  The Macro Strategies Fund is relying on a private letter ruling from the IRS, which indicates that income from the Fund’s investment in the Subsidiary will constitute “qualifying income” for purposes of Subchapter M.  To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year.  Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in the Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

The Fund and the Subsidiary are “commodity pools” under the CEA, and Steben is a “commodity pool operator” registered under the CEA and regulated by the Commodity Futures Trading Commission (CFTC).

As with the Fund, Steben is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the adviser provides the Subsidiary with the same type of management services as the adviser provides to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.

The IRS has proposed regulations signaling its intent to stop issuing further private letter rulings regarding qualifying income from wholly-owned foreign subsidiaries and, if these regulations are passed in substantially the form as proposed, the IRS may revoke all outstanding private letter rulings on this issue. As a result, the IRS may no longer consider the income from the Fund’s investment in the Subsidiary to be qualifying income, and the Fund may not qualify as a registered investment company for one or more years. However, the Fund intends to take the position that income from its investments in the Subsidiary will constitute “qualifying income,” and the Fund will take care to ensure that the Subsidiary distributes all of its Subpart F income to the Fund each year so as to preserve its status as a registered investment company. In addition, future legislation, Treasury Regulations or IRS guidance could adversely affect the ability of the Fund or the Subsidiary to operate as described in this Prospectus.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”).  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and SEC harmonized regulations.

Temporary Strategies
The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. The Fund also may invest its assets in cash, cash equivalent securities, repurchase agreements, money market instruments or ETFs tracking the performance of high yield and investment grade bond indices as a temporary defensive measure. To the extent that the Fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its respective total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Investing primarily in such instruments for temporary defensive purposes would be inconsistent with the Fund’s investment objective under normal circumstances.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Target Fund – Additional Information Regarding the Fund’s Investments in Derivative Instruments and Fixed Income Investments

Derivative Instruments. The Fund and the Subsidiary invest their assets in Derivative Instruments. Such instruments may have payments linked to the performance of commodities. Although the Fund executes its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in Derivative Instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a regulated investment company under the Code. The Fund’s and Subsidiary’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Subsidiary will comply with the asset coverage requirements under 1940 Act with respect to its investments in Derivative Instruments on a consolidated basis with the Fund.

The Fund and Subsidiary use Derivative Instruments as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund and Subsidiary may also use Derivative Instruments for leverage, in which case their use would involve leveraging risk.

Fixed Income Investments. The Fund invests generally between 60% to 80% of its assets directly in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The adviser allocates these assets to the Fund’s subadviser, who invests primarily in investment grade securities, which the Fund defines as those that have a rating, at the time purchased, by Moody’s Investors Service, Inc. (Moody’s) of Baa3/P-3 or higher; by Standard & Poor’s Ratings Group (S&P) of BBB-/A-3 or higher; or by Fitch Ratings (Fitch) of BBB-/F3 or higher; or, if, unrated determined by the adviser or a subadviser to be of comparable quality. The Fund also may invest up to ten percent of its assets in lower quality fixed income securities, known as “high yield” or “junk” bonds, which are rated lower than investment grade securities. The fixed income portion of the Fund’s portfolio is invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund does not maintain any particular average maturity of its fixed income investments.

Fixed income securities in which the Fund may invest consist principally of corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, such as U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities, mortgage, commercial mortgage and asset-backed securities, bank loans and other interest-bearing instruments and cash. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, which primarily differ in their maturities and secured or unsecured status. Such corporate debt securities are issued by businesses to finance their operations. Each such issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund is not be required to dispose of such security. If a downgrade occurs, the adviser or the subadviser, as the case may be, will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

The Fund’s subadviser relies on qualitative and quantitative analysis to arrive at security selection decisions. Qualitative factors provide the foundation of its internal credit rating, including size and position within the industry/sector, completeness of the business model, earnings predictability, management quality, and cost structure. Quantitative analysis focuses on financial analysis to assess financial strength and liquidity. Additionally, an important component of security selection is relative-value assessment. Key principles of the subadviser’s sell discipline are guided by predetermined relative-value objectives for sectors, issuers and specific securities, pricing performance or fundamental performance that varies from expectations, deteriorating fundamentals, overvaluation and alternative investments offering the opportunity to achieve more favorable risk-adjusted returns.

Acquiring Fund – Additional Information about the Fund’s Subadvisers’ Processes

Graham Capital Management, L.P. (“GCM”) serves as a sub-adviser to the Fund. GCM executes the strategy within the Macro Strategies Fund by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets. These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The strategy within the Fund is a quantitative trading system driven by trend-following models. This program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio. The strategy employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the strategy within the Fund will be approximately six to eight weeks; however, that average may differ depending on various factors and the system will make daily adjustments to positions based on both price activity and market volatility. The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities.

The strategy executed by GCM within the Fund utilizes a risk overlay model to better control exposure across individual markets and sectors and avoid excessive concentration of investments in a particular market or sector. The overlay model applies sophisticated risk management techniques to the trading signals generated by the sub-models of the strategy within the Fund to enhance the returns of a conventional momentum model. The risk overlay model is designed to diversify risk across markets and sectors, smooth the volatility of the portfolio and lower execution costs by reducing excessive trading.

Millburn Ridgefield Corporation (“Millburn”) serves as a sub-adviser to the Fund. Millburn invests in a diversified portfolio of futures, forward and spot contracts (and may also invest in option and swap contracts) on currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities.  Millburn invests globally pursuant to its proprietary quantitative and systematic trading methodology, based upon signals generated from an analysis of price, price-derivatives, fundamental and other quantitative data.  Millburn’s trading methods include technical trend analysis, certain non-traditional technical systems (i.e., systems falling outside of traditional technical trend analysis) and money management principles, each of which may be revised from time to time.  The objective of Millburn’s investment and trading methods is to consider multiple data inputs, or “factors,” in order to arrive at relatively near-term return forecasts for each traded instrument, and take appropriate, risk-managed positions.  Millburn’s approach employs models that analyze data inputs over a time spectrum from several minutes to multiple years.

Millburn manages its allocated Fund assets by seeking to construct maximum diversification subject to liquidity and sector concentration constraints.  Each market is traded using a diversified set of trading systems, which may be optimized for groups of markets, sectors or specific markets.  The following factors, among others, are considered in constructing a universe of markets to trade:  profitability, liquidity of markets, professional judgment, desired diversification, transaction costs, exchange regulations and depth of market.

Risk management also plays an integral role in portfolio design and construction.  Millburn sizes the position in each market traded, taking into account its measurement of risk based on price level and volatility in that market.  Market exposure is then managed by position-sizing models, which measure the risk in the portfolio’s position in each market.  In the event the model determines that the risk has changed beyond an acceptable threshold, it will signal a change in the position — a decrease in position size when risk increases and an increase in position size when risk decreases.  Utilizing its position-sizing models, Millburn seeks to maintain overall portfolio risk and distribution of risk across markets within designated ranges.

Revolution Capital Management, LLC (“Revolution”) serves as a sub-adviser to the Fund. Revolution focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.  The systems are designed in order to provide superior risk-adjusted returns while maintaining low correlations both to traditional equity and bond investments as well as the trend-following strategies often employed by commodity trading advisors.  Revolution manages its allocated Fund assets by seeking to implement a fully-diversified, short- to medium-term, multi-strategy program, utilizing pattern-recognition methodology.  Trade durations range from hours to weeks, with an average six-day holding period.  The diversified market set includes equity indices, interest rates, currencies, energies, metals, and agricultural instruments, and return volatility is targeted to 12% on an annualized basis.

Due to the short-term nature of the trading, signal generation and trade execution are performed on a fully-automated basis throughout each trading day, but with full human oversight.  Sophisticated execution algorithms have been designed to minimize transactional costs, and execution efficiency is continually monitored and improved when possible.

Nuveen Asset Management, LLC (“Nuveen”), serves as a sub-adviser to the Fund, selects securities for the Fund’s Fixed Income strategy using a “top-down” approach that begins with the formulation of Nuveen’s general economic outlook.  Following this, various sectors and industries are analyzed and selected for investment.  Finally, Nuveen selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation.  In addition to selecting more traditional investments such as government and corporate bonds, Nuveen also selects ABS, MBS, CMBS and derivatives when it believes these investments offer higher yield or better prospects for capital preservation or appreciation than competing investments.

MBS in which the Fund may invest represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators, as well as multi-family residential loans.  CMBS represent participation interests in pools of commercial property mortgage loans originated by private mortgage originators.  ABS represent interests in pools of loans originated by private lenders, some of which may be government approved or affiliated lenders.  Typically, an asset-backed security is issued by a special purpose vehicle (“SPV”), such as a business trust or limited liability company, whose value and income payments are derived from and collateralized (i.e. backed) by a specified pool of underlying loans.  The pool of loans is usually a group of small-dollar amount loans taken for the same or similar purpose, such as student loans, car loans, or credit card loans, but could include cash flows from loans on aircraft, royalty payments and movie revenues.

Nuveen will use credit default swaps (“CDS”) as part of a replication tactic whereby the Fund combines a credit default swap on a portfolio of bonds or a single bond with investments in high quality securities, such as U.S. Treasury bills, as an economic substitute for a portfolio of bonds or an individual bond.  The sub-adviser may also use CDS to protect against the economic effect of an issuer’s default.  A CDS is typically a two-party (bilateral) financial contract that transfers credit risk exposure between the two parties.  The Fund will enter into a CDS by executing an International Swaps and Derivatives Association (ISDA) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions including CDSs.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in bonds.

Nuveen uses futures contracts and interest rate swaps to hedge or manage the Fund’s interest rate risk exposure.  To reduce interest rate risk, the Fund will take a short position in an interest rate-related futures contract or a similar position in an interest rate swap contract whereby the Macro Strategies Fund agrees to make fixed payments in exchange for receiving floating rate payments that reset according to a reference index such as the London Interbank Offered Rate (“LIBOR”).  The Fund may also take long positions in futures or swaps to fine-tune or adjust its portfolio interest rate risk profile.

Generally, Nuveen selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable.  Nuveen sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security’s or derivative’s price outlook is deteriorating.

Additional Information from the Funds’ SAIs

Unless otherwise stated, the additional investment strategies and general policies from the Acquiring Fund’s SAI dated March 1, 2019, and the Target Fund’s SAI dated July 29, 2019, both of which are incorporated by reference herein, apply to the Acquiring Fund and the Target Fund respectively and provide further information including, but not limited to, the types of securities a Fund may invest in when pursuing its investment objective.  This information also describes investment strategies and policies that a Fund may use to a lesser extent.  These non-principal investment strategies and policies may become more important in the future since a Fund’s composition can change over time.  The strategies and policies of the Acquiring Fund will apply following the Reorganization.

Fundamental Investment Policies and Restrictions

Target Fund

Investment Policies and Limitations

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the Board without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of: (1) 67% of the shares of beneficial interest (shares) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or (2) a majority of the outstanding shares of the Fund. These percentages are required by the Investment Company Act.

If a percentage restriction on investment or use of assets discussed in the SAI or any prospectus is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that the Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards.

The Fund may not:

1.
Issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

2.
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (1933 Act), in connection with the disposition of its portfolio securities.

3.
Make loans of money or securities to other persons, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief or through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

4.
Purchase or sell real estate, except that (1) it may dispose of real estate acquired as a result of the ownership of securities or other instrument and (2) the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

5.
Invest in commodities or commodity contracts, except (1) to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief and (2) that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

6.
Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (U.S. Government and Agency Securities), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

For purposes of the Fund’s policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s policy relating to borrowing money set forth in (1) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

For purposes of the Fund’s policy relating to making loans set forth in (3) above, the Investment Company Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans).

For purposes of the Fund’s policy relating to commodities set forth in (5) above, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the Fund’s policy relating to commodities set forth in (5) above, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby indirectly gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the Fund’s policy relating to industry concentration set forth in (6) above, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds or industrial revenue bonds), from the industry concentration policy.

The Fund also has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following is an additional investment limitation of the Fund and is designated as non-fundamental and may be changed by the Board without the approval of shareholders.

Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any Fund assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not pledge more than one-third of its assets at any one time.

With respect to these policies and other policies and investment restrictions described in the Prospectus and the SAI (except the Fund’s fundamental policies on borrowings and the issuance of senior securities and the Fund’s policy on illiquid securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The adviser will not cause the Fund to make loans to or receive loans from the adviser or its affiliates, except to the extent permitted by the Investment Company Act or as otherwise permitted by applicable law.

Acquiring Fund

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the Board without shareholder approval. The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in the SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The following are additional investment limitations of the Acquiring Fund. The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees of the LoCorr Investment Trust without the approval of shareholders.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any Fund assets except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.  The Fund will not pledge more than one-third of its assets at any one time.

2.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts and other permitted investment techniques.

3.  Illiquid Investments.  The Fund will not hold 15% or more of their respective net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings, if any, shall be maintained in the manner contemplated by applicable law.

Other Comparative Information about the Funds

Target Fund	Acquiring Fund
Investment Adviser
Steben & Company, Inc. serves as the Fund’s investment adviser. Steben is registered as an investment adviser under the Advisers Act and has its principal offices at 9711 Washingtonian Blvd, Suite 400, Gaithersburg, Maryland 20878. Steben also is registered with the CFTC as a commodity pool operator and swap firm and is a member of the National Futures Association as well as registered with the SEC as a broker-dealer and is a member of FINRA. Steben provides investment advisory services for public and private commodity pools and registered and unregistered investment companies.

Steben’s Investment Committee members responsible for the management, selection and oversight of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. Steben and its personnel maintain relationships with a large number of managers. Steben believes that, among other things, as a result of these contacts the Fund should have access to a large number of Trading Advisors from which to select. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin, and Carl Serger. Mr. Dolfin has the primary investment responsibility for the Fund. Steben’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor their investment program.

LoCorr Fund Management, LLC, located at 687 Excelsior Boulevard, Excelsior, MN  55331, serves as investment adviser to the Funds.  Subject to the authority of the Board, the Adviser is responsible for management of the Funds’ investment portfolio, including through the use of a sub-adviser.  The Adviser is responsible for selecting each Fund’s sub-adviser(s) and assuring that investments are made according to each Fund’s investment objective, policies and restrictions.  Additionally, the Adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, Underlying Funds and their managers, and oversight of the sub-advisers’ fixed income investments.  The Adviser was established in 2010 and has no clients other than the Funds in the Trust.

The Adviser, on behalf of itself and on behalf of the Fund and other Funds it advises or may advise in the future that are each a series of LoCorr Investment Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

Management Expenses
Steben provides the Fund with advice on buying and selling securities and on allocating its assets between the fixed income and managed futures strategies. The adviser also furnishes the Fund with office space and certain administrative services. For its services, the adviser is entitled to receive an annual management fee of 1.75%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.  For the fiscal year ended March 31, 2019, the adviser received a management fee of 1.75% (expressed as a percentage of the Fund’s average daily net assets).

Steben has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Steben, in exchange for an Operating Services Fee of 0.24% of the Fund’s average daily net assets paid to Steben by the Fund, has contractually agreed to pay all expenses of the Fund other than the following: management fees, distribution and/or service fees, shareholder servicing fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. The Board periodically reviews the operation of the Operating Services Agreement. This Operating Services Agreement is effective until it is terminated by the Board.

For its services, the adviser is entitled to receive an annual management fee of 1.65%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least April 30, 2021 to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) will not exceed 1.99% of the daily average net assets attributable to each class of the Fund; subject to possible recoupment from the Fund within three years following the date on which the fee waiver or expense reimbursement occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.

Steben is also the investment adviser for the Subsidiary pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, Steben provides the Subsidiary with the same type of management services under the same terms as are provided to the Fund. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Steben has contractually agreed to advise the Subsidiary without compensation. This undertaking may not be terminated unless Steben obtains the prior approval of the Fund’s Board

Recoupment amounts may also include offering and organizational expenses incurred prior to the commencement of operations subject to recoupment within three years of the date of such reimbursement.

For the fiscal year ended December 31, 2018, after applicable recoupment of prior fee waivers or expense reimbursement, fee reductions and/or expenses absorbed, the Adviser received a management fee of 1.72% (expressed as a percentage of the Fund’s average daily net assets).

Adviser Investment Personnel
The Steben personnel who have primary responsibility for management of the Fund are:

Kenneth E. Steben is the President and Chief Executive Officer of Steben. He has served as portfolio manager of the Fund since its inception in 2014. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. Mr. Steben became a licensed stock and bond broker and a financial adviser in 1981. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of Steben & Company since March 15, 1989.

John Dolfin is Chief Investment Officer at Steben & Company. He has served as portfolio manager of the Fund since its inception in 2014.  Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010. More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011. From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of Steben & Company since July 2, 2012.

The LoCorr personnel who have primarily responsibility for management of the Fund are:

Jon C. Essen, Chief Financial Officer.  Mr. Essen has served as Chief Financial Officer of the Adviser since it was founded in November 2010.  Mr. Essen has served as a portfolio manager of the Fund since 2011. Mr. Essen also serves as Senior Vice President and Chief Financial Officer of Octavus Group, LLC, and as a Registered Representative of LoCorr Distributors, LLC, positions both held since April 2008.  Mr. Essen also began serving as Principal and Chief Compliance Officer of LoCorr Distributors, LLC in 2008.  Mr. Essen also served as Chief Operating Officer of the Adviser and affiliates from 2008 to 2016. Previously, Mr. Essen served as Chief Operating Officer of a commercial finance enterprise from 2002 to 2008.  Additionally, Mr. Essen was Chief Financial Officer of Jundt Associates, Inc. from 1998 to 2002 and served as Treasurer of Jundt Funds, Inc. and American Eagle Funds, Inc. from 1999 to 2002.

Sean Katof, Senior Vice President. Sean Katof, CFA, has served as Senior Vice President and Portfolio Manager for the Funds since 2016. Prior to joining LoCorr, Mr. Katof served as Director of Capital Markets at SLOCUM, an institutional consulting firm, from 2005 to 2015. Prior to joining SLOCUM, Mr. Katof served as Portfolio Manager at Devenir Investment Advisors where he managed the Industry Leaders Core Equity portfolio from 2004 to 2005. Prior to that, Mr. Katof was a Vice President and Portfolio Manager at INVESCO Funds Group where he worked from 1994 to 2003. Mr. Katof received his B.S. in Business Administration with an emphasis in Finance from the University of Colorado at Boulder and an M.S. in Finance from the University of Colorado at Denver. Mr. Katof holds the Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”) designations.

Carl Serger is Chief Financial Officer at Steben & Company.  He has served as portfolio manager of the Fund since 2019. Mr. Serger earned a Bachelor’s degree in Business Administration from Old Dominion University in 1982. He acquired his CPA license in 1989, and a Technology Management Certification from the California Institute of Technology in 2007. Prior to joining Steben & Company, he served as Senior Vice President of Operations and Chief Financial Officer at Peracon, Inc., a financial technology company, from November 2007 to November 2009. Previously, Mr. Serger served as Senior Vice President and Chief Financial Officer at Ebix Inc., a financial technology company, and as Senior Vice President and Treasurer at Finetre Corporation, a financial technology company, from December 1999 to July 2007. He was a Certified Public Accountant from July 1989 to December 1999.

Third Party Managers
Steben may allocate and change allocations of the assets of the Fund among one or more Trading Advisors, subject to review by the Board.

Crabel Capital Management, LLC has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Crabel Advanced Trend Program. Crabel is a Los Angeles-based limited liability company formed in 1987. Crabel’s main office is located at 10250 Constellation Blvd, Suite 2650, Century City, California. Crabel is registered with the SEC as an Investment Adviser, with the CFTC as a CTA and CPO and is a member of the NFA. Crabel specializes in futures and foreign currency trading and is a pioneer in short-term, systematic trading, but also manages longer term systematic strategies. The Advanced Trend Program employs a long term trend-following strategy, with the objective of delivering competitive risk-adjusted returns with greater alpha relative to the broader trend following industry.

Millburn Ridgefield Corporation has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Millburn Core Markets Program. Millburn is a Delaware corporation organized in 1982 and its primary business involves managing futures, spot and forward currency portfolios. Millburn’s main office is located at 55 West 46th Street, 31st Floor, New York, NY 10036. Millburn is registered with the CFTC as a CTA and CPO and is a member of the NFA as well as an approved swap firm. Millburn also is registered with the SEC as an investment adviser. Millburn and its successors have been continuously managing assets in the currency and futures markets, using quantitative, systematic techniques, since 1971.

PGR Capital LLP has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the PGR Trend Program. PGR is a limited liability partnership registered in England and Wales founded in 2009. PGR’s main office is located at 3 Queen Street, London W1J 5PA. PGR is authorized and regulated by the United Kingdom’s Financial Conduct Authority. PGR also is registered with the CFTC as a CTA and CPO and is a member of the NFA.

Graham Capital Management, L.P., located at 40 Highland Avenue, Rowayton, CT 06853, serves as a sub-adviser to the Fund.  Subject to the authority of the Board and oversight by the Adviser, GCM is responsible for management of the Fund's tactical trend futures investment portfolio according to the Fund's investment objective, policies and restrictions.  GCM is paid by the adviser, not the Fund.  The Fund's management fee does not change based on the fee paid to GCM.  GCM has nearly 20 years of experience managing futures-based assets for institutional clients such as the Fund.  As of December 31, 2018, GCM had over $13.1 billion in assets under management.

GCM Portfolio Managers:
Kenneth G. Tropin, Chairman. Kenneth G. Tropin is the Chairman and the founder of GCM.  In May 1994, he founded GCM and became an Associated Person and Principal effective July 27, 1994.  Mr. Tropin developed the firm's original trading programs and is responsible for the overall management of the organization, including the investment of its proprietary trading capital. Mr. Tropin has served as a portfolio manager of the Fund since 2016.

Pablo Calderini, President and Chief Investment Officer. Pablo Calderini is the President and Chief Investment Officer of GCM and, among other things, is responsible for the management and oversight of the discretionary and systematic trading businesses at GCM. He joined GCM in August 2010 and became an Associated Person and Principal of GCM effective August 13, 2010.  Mr. Calderini received a B.A. in Economics from Universidad Nacional de Rosario in 1987 and a Masters in Economics from Universidad del Cema in 1988, each in Argentina. Mr. Calderini has served as a portfolio manager of the Fund since 2016.

Millburn Ridgefield Corporation, located at 411 West Putnam Avenue, Suite 305, Greenwich, CT 06830, serves as a sub-adviser to the Fund. Subject to the authority of the Board and oversight by the adviser, Millburn is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. As of December 31, 2018, Millburn had approximately $6.2 billion in assets under management.

Revolution Capital Management, LLC has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Revolution Alpha Futures Program. RCM is a Colorado-based limited liability company formed in 2004. RCM’s main office is located at 1400 16th St, Suite 510, Denver Colorado. RCM is registered with the CFTC as a CTA and CPO and is a member of the NFA. RCM has been trading proprietary capital since January 2005. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.

Welton Investment Partners LLC has entered into a trading advisory agreement with the Adviser to manage a portion of the Fund’s assets using the Welton Trend Program. Welton Investment Partners LLC is a Delaware limited liability company formed in 2014 that provides investment advisory and day-to-day operational services previously assumed by Welton Investment Corporation, its predecessor, which itself merged from a California corporation originally formed in 1988. Welton’s main office is located at the Eastwood Building, San Carlos between 5th & 6th, Carmel, California. Welton is registered with the CFTC as a CTA and CPO and is a member of the NFA. Welton is also registered with the SEC as an investment adviser. The investment objective of Welton Trend Program is to reliably deliver managed futures trend following style class performance with a low cost investment program.

Principal Global Investors, LLC (the “Subadviser”) has been selected by Steben to provide investment advisory services to the Fund with respect to the Fund’s fixed income strategy. It is headquartered at 801 Grand Avenue, Des Moines, Iowa 50392. The Subadviser is a wholly-owned, indirect subsidiary of Principal Financial Group, Inc. Listed on the Nasdaq Global Select Market under the ticker symbol PFG, Principal Financial Group, Inc. is a member of the Fortune 500 and a leading global financial institution offering a wide range of financial products and services through a diverse family of financial services companies. Principal Global Fixed Income is a fixed income boutique within the Subadviser and manages $130.2 billion in assets under management as of June 30, 2019. Its capabilities span multiple economic and credit market cycles and encompass all major fixed income sectors and security types.

Steben may allocate and change allocations of the assets of the Fund among one or more investment subadvisers, subject to review by the Board.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts they manage and their ownership of Shares in the Fund.

Millburn Portfolio Managers:
Harvey Beker, Co-Chairman.   Mr. Beker has been Co-Chairman of Millburn since 1984 and serves as a member of Millburn’s Investment Committee.  Mr. Beker has served as a portfolio manager of the Fund since 2016.Until November 1, 2015, Mr. Beker also served as Co-Chief Executive Officer of Millburn and Chief Executive Officer and Chairman of its affiliate, The Millburn Corporation. He received a Bachelor of Arts degree in economics from New York University (“NYU”) in 1974 and a Master of Business Administration degree in finance from NYU in 1975.  From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies.  From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and securities brokerage firm of Clayton Brokerage Co. of St. Louis.  Mr. Beker has been employed by The Millburn Corporation since June 1978. He initially served as the Director of Operations for its affiliate, Millburn Partners, and most recently thereafter served as Co-Chief Executive Officer of The Millburn Corporation until November 1, 2015.  During his tenure at Millburn (including its affiliates, Millburn Partners and CommInVest), he has been instrumental in the development of the research, trading and operations areas.  Mr. Beker became a principal of the firm in June 1982, and a partner in the predecessor to ShareInVest in April 1982.

Mr. Beker became registered as an Associated Person and a Swap Associated Person of the Millburn Ridgefield Corporation effective November 25, 1986 and March 8, 2013, respectively. Additionally, he was listed as a Principal and registered as an Associated Person and a Swap Associated Person of The Millburn Corporation effective February 8, 1984, May 23, 1989 and March 8, 2013, respectively, until November 1, 2015. He was also listed as a Principal and registered as an Associated Person of ShareInVest effective February 20, 1986 until February 25, 2007. Mr. Beker has also served as Co-Chairman of each entity in Millburn International Group since inception.

George E. Crapple, Co-Chairman. Mr. Crapple has been Co-Chairman of Millburn since 1984 and serves as a member of Millburn’s Investment Committee.  Mr. Crapple has served as a portfolio manager of the Fund since 2016. Until November 1, 2015, Mr. Crapple also served as Co-Chief Executive Officer of Millburn and served as Co-Chairman and Co-Chief Executive Officer at The Millburn Corporation through May 2011. In 1966, he graduated with honors from the University of Wisconsin where his field of concentration was economics and he was elected to Phi Beta Kappa.  In 1969, he graduated from Harvard Law School, magna cum laude, where he was an editor of the Harvard Law Review.  He was a lawyer with the law firm of Sidley & Austin LLP, Chicago, Illinois, from June 1969 until April 1983, as a partner since July 1975, specializing in commodities, securities, corporate and tax law.  He was first associated with Millburn in June 1976 and joined Millburn and The Millburn Corporation (including its affiliates, Millburn Partners and CommInVest) on April 1983 on a full-time basis.  Mr. Crapple ceased his employment with The Millburn Corporation effective May 2011 and his position as Co-Chief Executive Officer of Millburn as of November 1, 2015.  He became a partner in ShareInVest in April 1984. Mr. Crapple is a past Director, Member of the Executive Committee, Chairman of the Appeals Committee and a former Chairman of the Eastern Regional Business Conduct Committee of the National Futures Association, past Chairman of the hedge fund industry group (the Managed Funds Association), a former member of the Global Markets Advisory Committee of the Commodity Futures Trading Commission and a former member of the board of directors of the Futures Industry Association. Mr. Crapple has also served as the Co-Chairman of each entity in Millburn International Group since inception.

Mr. Crapple became listed as a Principal and registered as an Associated Person and Swap Associated Person of the Millburn Ridgefield Corporation effective September 13, 1984, April 2, 1988 and December 26, 2012, respectively. Additionally, he was listed as a Principal and registered as an Associated Person of The Millburn Corporation effective April 9, 1981 and May 23, 1989, respectively, until May 31, 2011. He was also listed as a Principal and registered as an Associated Person of ShareInVest effective February 20, 1986 until February 25, 2007.

Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading. Mr. Goodman became Co-Chief Executive Officer of Millburn on November 1, 2015, serves as a member of Millburn’s Investment Committee, and has served as Executive Director of Trading for Millburn and The Millburn Corporation since 1998. Mr. Goodman has served as a portfolio manager of the Fund since 2016. Prior to November 1, 2015, he also served as Executive Vice President of Millburn and The Millburn Corporation.  Mr. Goodman also plays an integral role in business and product development, and in the strategic direction of the firm as a whole.  Mr. Goodman joined Millburn and The Millburn Corporation (including its affiliate, Millburn Partners) in November 1982 as Assistant Director of Trading and most recently thereafter served as Executive Vice President of Millburn and The Millburn Corporation until November 1, 2015.  His responsibilities include overseeing the firm’s trading operations and managing its trading relationships, as well as the design and implementation of trading systems. From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. (“E.F. Hutton”).  At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets.  Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics. Mr. Goodman has also served as President and a Director of each entity in Millburn International Group since inception.

Mr. Goodman became listed as a Principal and registered as an Associated Person and a Swap Associated Person of the Millburn Ridgefield Corporation effective December 19, 1991, May 23, 1989 and January 14, 2013, respectively. He also became listed as a Principal and registered as an Associated Person and a Swap Associated Person of The Millburn Corporation effective June 20, 1995, April 5, 1989 and March 8, 2013, respectively. He became a partner in ShareInVest in January 1994. Mr. Goodman was a listed Principal of ShareInVest, effective May 19, 1999 until February 25, 2007.

Grant N. Smith, Co-Chief Executive Officer and Director of Research. Mr. Smith became Co-Chief Executive Officer of Millburn on November 1, 2015, serves as a member of Millburn’s Investment Committee, and has served as Director of Research of Millburn and The Millburn Corporation since 1998.  Mr. Smith has served as a portfolio manager of the Fund since 2016. Prior to November 1, 2015, he also served as Executive Vice President of Millburn and The Millburn Corporation. He is responsible for the design, testing and implementation of quantitative trading strategies, as well as for planning and overseeing the computerized decision-support systems of the firm.  He received a B.S. degree from the Massachusetts Institute of Technology (“MIT”) in 1974 and an M.S. degree from MIT in 1975.  While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management.  He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn, The Millburn Corporation and their affiliates since that time. Mr. Smith served as the Executive Vice President of the Millburn Ridgefield Corporation and The Millburn Corporation until November 1, 2015 and as the Director of Research of both entities until May 31, 2016. He has also served as a Director of each entity in Millburn International Group since inception, where he, along with the other Directors of each of those entities, is responsible for its overall management.

Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, serves as sub-adviser to the Fund.  Subject to the authority of the Board of Trustees and oversight by the Adviser, Nuveen is responsible for management of the Fund’s fixed income investment portfolio according to the Fund’s investment objective, policies and restrictions.  Nuveen is paid by the adviser, not the Fund.  Nuveen has decades of experience managing fixed income assets for individual investors and institutional clients such as the Fund.  As of December 31, 2018, Nuveen had approximately $177.5 billion in assets under management.

Nuveen Portfolio Managers:
Tony Rodriguez, Portfolio Manager.  Mr. Rodriguez joined Nuveen in 2002 and serves as co-head of fixed income. Mr. Rodriguez has served as a portfolio manager of the Fund since 2016. Mr. Rodriguez served as a head of global corporate bonds for Credit Suisse Asset Management and managing director and head of corporate bonds for Prudential Global Asset Management. He received a B.A. in economics from Lafayette College and an M.B.A. in finance from New York University.

Peter Agrimson, CFA, Portfolio Manager. Mr. Agrimson joined Nuveen in 2008 and is the lead manager of the Short Duration Multi Sector strategy and is a member of the Securitized Debt Sector Team. Mr. Agrimson has served as a portfolio manager of the Fund since 2017. He received a B.S. in finance from Northern Illinois University.

Revolution Capital Management, LLC, located at 1400 16th Street, Suite 510, Denver, CO 80202 serves as a sub-adviser to the Macro Strategies Fund. Subject to the authority of the Board and oversight by the Adviser, Revolution is responsible for management of a portion of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. As of December 31, 2018, Revolution had approximately $470 million in assets under management.

Revolution Portfolio Managers:
Michael Mundt, Principal and Chief Compliance Officer.  Mr. Mundt has served as a portfolio manager of the Fund since 2016. Mr. Mundt’s tasks at Revolution primarily consist of model development, business/marketing, and coordinating Revolution’s overall business and trading strategy.  Mr. Mundt background is in engineering and applied science.  He received his B.S. in Aerospace Engineering from the University of Colorado in 1989.  He was awarded a Ph.D. in Aerospace Engineering in 1993, also from the University of Colorado.  he has been registered with the National Futures Association as an Associated Person since 2004 and has been a listed Principal of Revolution since December 2004.

Theodore Robert Olson, Principal.  Mr. Olson oversees the architecture and development of the hardware and software computing infrastructure at Revolution.  Mr. Olson has served as a portfolio manager of the Fund since 2016. He received his B.S. in Aerospace Engineering at the University of Arizona in 1989.  He received his M.S. and Ph.D. in Aerospace Engineering at the University of Colorado in 1992 and 1996, respectively. Mr. Olson has been registered with the National Futures Association as an Associated Person since 2008 and has been a listed Principal of Revolution since September 2005.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

Discussion Regarding Board Approval of Advisory Contracts
A discussion of the factors considered by the Trustees when last approving the Investment Advisory Agreement, Subadvisory Agreement, and Trading Advisory Agreements is contained in the semi-annual shareholder report of the Fund covering the period ended September 30, 2018.
A discussion regarding the basis for the Board’s approval of the advisory agreement and sub-advisory agreements with respect to the Fund is in the semi-annual shareholder report dated June 30, 2019.

Fund Policies on Pricing of Fund Shares, Purchases and Redemptions, Dividends and Distributions, Frequent Purchases and Redemptions, Tax Consequences and Distribution Arrangements

Both the Target Fund and the Acquiring Fund have similar policies with respect to pricing of Fund shares, purchases and redemptions of Fund shares, dividends and distributions, frequent purchases and redemptions, U.S. federal income tax consequences of buying, holding, exchanging and selling shares, and distribution arrangements (except that the Acquiring Fund does not offer Class N shares), which are contained in the Funds’ prospectuses.  One difference between the Funds is that the Target Fund’s Class I and Class N shares impose a redemption fee of 1.00% on redemptions made within 30 days of the date of purchase, while the Acquiring Fund does not impose redemption fees. Additionally, the Target Fund and Acquiring Fund impose contingent deferred sales charges for each of their Class A and Class C shares. Purchases of $1,000,000 or more of Class A shares of the Target Fund may be subject to a contingent deferred sales charge of 1.00% on shares redeemed during the first 6 months after their purchase and 0.75% on shares redeemed between 6 and 18 months after their purchase. Purchases of $1,000,000 or more of Class A shares of the Acquiring Fund may be subject to a contingent deferred sales charge up to a maximum of 1.00% on shares redeemed within 12 months after their purchase. Each of the Target Fund and Acquiring Fund impose a 1.00% contingent deferred sales charge on Class C shares redeemed within one year of their purchase. The Target Fund’s prospectus is incorporated by reference.  Such policies of the Acquiring Fund are provided on the attached Appendix B.

Financial Highlights

The financial highlights for the Target Fund have been derived from the Target Fund’s annual report for the fiscal year ended March 31, 2019 and semi-annual report for the six-months ended September 30, 2019, which are incorporated herein by reference.  The financial highlights for the Acquiring Fund for the six-month period ended June 30, 2019 are provided below.

The financial highlights tables below are intended to help you understand the financial performance of the Acquiring Fund for the period of the Acquiring Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions).  With the exception of the financial information for the six-month period ended June 30, 2019, which is unaudited, the information for the Acquiring Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Acquiring Fund’s independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s December 31, 2018 Annual Report, which is available upon request.

Financial highlights for each share class of the Acquiring Fund begin on the next page.

LoCorr Macro Strategies Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2019*
	(Unaudited)	2018	2017	2016		2015		2014

Per Share

Net asset value, beginning of period	$ 7.95	$8.64	$8.91	$8.54		$8.51		$8.28

Income (loss) from investment operations:

Net investment income (loss)(a)	0.02	0.00 (b)	(0.06)	(0.09)		(0.08)		(0.08)

Net realized and unrealized gain (loss)	0.54	(0.46)	0.31	0.64		0.36		1.36

Total from Investment Operations	0.56	(0.46)	0.25	0.55		0.28		1.28

Distributions From Earnings:

Net investment income	–	(0.10)	–	–		(0.25)		(1.04)

Net realized gains	–	(0.13)	(0.52)	(0.18)		–		(0.01)

Total Distributions	–	(0.23)	(0.52)	(0.18)		(0.25)		(1.05)

Redemption Fees	–	–	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$ 8.51	$$7.95	$8.64	$8.91		$8.54		$8.51

Total Investment Return(c)	7.04%	(5.36)%	2.77%	6.39%		3.27%		15.42%

Net Assets, End of Period, in Thousands	$50,112	$55,075	$93,182	$297,844		$229,427		$206,931

Ratios/Supplemental Data:

Ratio of expenses to average net assets:

Before expense waiver or recovery	2.17%	2.25%	2.33%	2.34	%(d),(e)	2.06	%(d),(e)	2.11	%(d)

After expense waiver or recovery	2.24%	2.24%	2.28%	2.34	%(d),(e)	2.06	%(d),(e)	2.11	%(d)

Ratio of net investment income (loss) to average net assets:

Before expense waiver or recovery	0.50%	0.03%	(0.76)%	(0.96)	%(d)	(0.90)	%(d)	(0.94)	%(d)

After expense waiver or recovery	0.43%	0.04%	(0.71)%	(0.96)	%(d)	(0.90)	%(d)	(0.94)	%(d)

Portfolio turnover rate(f)	45%	105%	97%	62%		53%		57%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.

(b)	Amount represents less than $0.005 per share.

(c)	Total investment return excludes the effect of applicable sales charges.

(d)	Ratios do not include the income and expenses of the CTAs included in the swap.

(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.

(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

LoCorr Macro Strategies Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2019*
	(Unaudited)	2018	2017	2016		2015		2014

Per Share

Net asset value, beginning of period	$ 7.62	$8.27	$8.62	$8.32		$8.30		$8.12

Income (loss) from investment operations:

Net investment income (loss)(a)	(0.01)	(0.06)	(0.13)	(0.15)		(0.14)		(0.15)

Net realized and unrealized gain (loss)	0.51 (g)	(0.43)	0.30	0.63		0.35		1.33

Total from Investment Operations	0.50	(0.49)	0.17	0.48		0.21		1.18

Distributions From Earnings:

Net investment income	–	(0.03)	–	–		(0.19)		(0.99)

Net realized gains	–	(0.13)	(0.52)	(0.18)		–		(0.01)

Total Distributions	–	(0.16)	(0.52)	(0.18)		(0.19)		(1.00)

Redemption Fees	–	–	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$ 8.12	$7.62	$8.27	$8.62		$8.32		$8.30

Total Investment Return(c)	6.56%	(5.96)%	1.93%	5.72%		2.51%		14.39%

Net Assets, End of Period, in Thousands	$45,867	$53,148	$90,653	$113,814		$98,729		$93,924

Ratios/Supplemental Data:

Ratio of expenses to average net assets:

Before expense waiver or recovery	2.92%	3.00%	3.08%	3.09	%(d),(e)	2.81	%(d),(e)	2.86	%(d)

After expense waiver or recovery	2.99%	2.99%	3.03%	3.09	%(d),(e)	2.81	%(d),(e)	2.86	%(d)

Ratio of net investment income (loss) to average net assets:

Before expense waiver or recovery	(0.25)%	(0.72)%	(1.51)%	(1.71)	%(d)	(1.65)	%(d)	(1.69)	%(d)

After expense waiver or recovery	(0.32)%	(0.71)%	(1.46)%	(1.71)	%(d)	(1.65)	%(d)	(1.69)	%(d)

Portfolio turnover rate(f)	45%	105%	97%	62%		53%		57%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.

(b)	Amount represents less than $0.005 per share.

(c)	Total investment return excludes the effect of applicable sales charges.

(d)	Ratios do not include the income and expenses of the CTAs included in the swap.

(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.

(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

(g)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund's consolidated statement of operations due to share transactions for the period.

LoCorr Macro Strategies Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended	Year Ended December 31,
	June 30, 2019*
	(Unaudited)	2018	2017	2016		2015		2014

Per Share

Net asset value, beginning of period	$ 8.07	$ 8.77	$9.01	$8.62		$8.57		$8.34

Income (loss) from investment operations:
Net investment income (loss)(a)	0.03	0.02	(0.04)	(0.07)		(0.06)		(0.06)
Net realized and unrealized gain (loss)	0.54	(0.47)	0.32	0.64		0.38		1.36
Total from Investment Operations	0.57	(0.45)	0.28	0.57		0.32		1.30

Distributions From Earnings:

Net investment income	–	(0.12)	–	(0.00)	(b)	(0.27)		(1.06)

Net realized gains	–	(0.13)	(0.52)	(0.18)		–		(0.01)

Total Distributions	–	(0.25)	(0.52)	(0.18)		(0.27)		(1.07)

Redemption Fees	–	–	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$ 8.64	$ 8.07	$8.77	$9.01		$8.62		$8.57

Total Investment Return	7.19%	(5.08)%	3.07%	6.57%		3.27%		15.56%

Net Assets, End of Period, in Thousands	$510,282	$445,858	$605,983	$471,002		$192,309		$190,052

Ratios/Supplemental Data:

Ratio of expenses to average net assets:

Before expense waiver or recovery	1.92%	2.00%	2.08%	2.09	%(c),(d)	1.81	%(c),(d)	1.86	%(c)

After expense waiver or recovery	1.99%	1.99%	2.03%	2.09	%(c),(d)	1.81	%(c),(d)	1.86	%(c)

Ratio of net investment income (loss) to average net assets:

Before expense waiver or recovery	0.75%	0.28%	(0.51)%	(0.71)	%(c)	(0.65)	%(c)	(0.69)	%(c)

After expense waiver or recovery	0.68%	0.29%	(0.46)%	(0.71)	%(c)	(0.65)	%(c)	(0.69)	%(c)

Portfolio turnover rate(e)	45%	105%	97%	62%		53%		57%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.

(b)	Amount represents less than $0.005 per share.

(c)	Ratios do not include the income and expenses of the CTAs included in the swap.

(d)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.

(e)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The Board of Trustees unanimously recommends that shareholders of the Target Fund vote
FOR approval of the Plan.

ADDITIONAL INFORMATION

Quorum and Voting

Shareholders of each class of shares issued by the Target Fund will vote together as a single class at the Meeting on the Proposal.  Only shareholders of record on the Record Date are entitled to vote at the Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  A quorum of shareholders is required to take action at each Meeting.  The quorum requirement is one-third of the outstanding shares of the Target Fund entitled to vote.

Approval of the Plan will require the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act of the Target Fund entitled to vote on the Plan. The 1940 Act defines “majority of the outstanding voting securities” to mean the lesser of (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Target Fund, whichever is less.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against the Proposal.  In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of the Proposal since it may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).  Brokers holding shares of the Fund on behalf of clients may not vote on this proposal absent instructions from the beneficial owners of the shares. As a result, these shares also will be treated as broker non-votes.

The Adviser will vote any shares it holds in the Target Fund and has voting authority, and shares for which it is the agent of record and which are not otherwise represented in person or by proxy at the Meeting.  Such shares held by the Adviser will be voted in favor of the Proposal.

If the necessary quorum to transact business is not obtained at the Meeting or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the Trust expects the Meeting to be adjourned in order to solicit additional proxies.

Share Ownership

The following table shows, as of the Record Date, the number of outstanding shares and net assets of each class of the Funds. Shareholders of the Acquiring Fund will not vote on the Proposal.

Steben Managed Futures Strategy Fund	Total Number of Shares Outstanding	Net Assets
Class A Shares	203,119.775	$1,873,175.04
Class C Shares	109,995.513	$969,838.18
Class I Shares	5,865,475.977	$54,853,879.28
Class N Shares	592,294.544	$5,460,357.34

LoCorr Macro Strategies Fund	Total Number of Shares Outstanding	Net Assets
Class A Shares	6,182,694.158	$ 52,738,381.17
Class C Shares	5,781,373.695	$ 47,002,568.14
Class I Shares	77,614,432.580	$ 672,140,986.14

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of each share class of the Funds listed because they possessed voting or investment power with respect to such shares:

Steben Managed Futures Strategy Fund

Name and Address of Beneficial Owner	Share Class	Nature of Ownership	Percentage of Outstanding Shares of the Fund
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	Class A	Record	29.21%
PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-0002	Class A	Record	8.34%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	Class C	Record	29.21%
PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-0002	Class C	Record	8.34%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Class C	Record	3.49%
UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	Record	0.43%
FUTURES PORTFOLIO FUND LIMITED PARTNERSHIP UA 06/01/2012 9711 WASHINGTONIAN BLVD STE 400 GAITHERSBURG MD 20878-5788	Class I	Record	36.00%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	Class I	Record	29.21%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class I	Record	19.33%

PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-0002	Class I	Record	8.34%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	Class N	Record	29.21%
PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-0002	Class N	Record	8.34%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Class N	Record	3.49%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Class N	Record	2.86%

LoCorr Macro Strategies Fund

Name and Address of Beneficial Owner	Share Class	Nature of Ownership	Percentage of Outstanding Shares of the Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Class A	Record	30.22%
AMERIPRISE FINANCIAL SERVICES INC ATTN: RPCS 70911 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	Class A	Record	14.75%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995	Class A	Record	12.22%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	Class A	Record	10.36%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	Record	7.02%
TD AMERITRADE INCORPORATED 200 S 108TH AVE OMAHA NE 68154-2631	Class A	Record	6.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Class C	Record	26.64%
AMERIPRISE FINANCIAL SERVICES INC ATTN: RPCS 70911 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	Class C	Record	13.57%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	Record	13.38%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	Class C	Record	12.67%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	Class I	Record	28.88%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Class I	Record	15.70%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class I	Record	13.51%
AMERIPRISE FINANCIAL SERVICES INC ATTN: RPCS 70911 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0001	Class I	Record	9.40%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Class I	Record	6.60%

A party owning in excess of 25% of the outstanding voting securities of the Fund may be deemed to control the Fund based on the substantial ownership held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

As of the Record Date, the Trustees and officers of the Target Fund as a group owned less than 1% of each class of the Target Fund’s outstanding shares.

As of the Record Date, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of each class of the Acquiring Fund’s outstanding shares.

Solicitation of Proxies

LoCorr or its affiliates will pay the fees and expenses related to the Proposal, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, and the Meeting.  In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser, and certain financial services firms and their representatives, without extra compensation, may solicit proxies personally, by telephone, U.S. Mail, facsimile, verbal, internet, or email communications.

In addition, AST Fund Solutions has been engaged to provide shareholder meeting services, including the distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as vote solicitation and tabulation, at an estimated cost of approximately $15,000.

Shareholder Proposals for Subsequent Meetings

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Locorr Investment Trust, c/o Secretary, 687 Excelsior Boulevard, Excelsior, MN 55331.  The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Shareholder Communications

The Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Fund wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth:  (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner.  These communications should be addressed as follows: Steben & Company, 9711 Washingtonian Blvd, Suite 400, Gaithersburg, MN 20878.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will:  (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication:  (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

Reports to Shareholders and Financial Statements

The annual report to shareholders of each Fund, including financial statements of each Fund, has previously been sent to its respective shareholders.  The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of Fund changes.  Additional copies of a Fund’s most recent annual report and any more recent semiannual report are available, without charge:

1.
With respect to the Target Fund, by calling a representative of the adviser at (240) 631-7600, via the internet at https://www.steben.com/Our-Products/Steben-Managed-Futures-Strategy, or by sending a written request to the Secretary of the Trust at Steben & Company, 9711 Washingtonian Blvd, Suite 400, Gaithersburg, MD, 20878.

2.
With respect to the Acquiring Fund, by calling a representative of the adviser at (952) 767-6900, via the internet at www.locorrfunds.com, or by sending a written request to the Secretary of the Trust at LoCorr Fund Management, 687 Excelsior Blvd, Excelsior, MN, 55331.

“Householding”

If you and another shareholder(s) share the same address, the Trust may only send one Proxy Statement/Prospectus unless you or the shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement/Prospectus, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at (240) 631-7600 , or write the Trust at Steben & Company, 9711 Washingtonian Blvd, Suite 400, Gaithersburg, MD, 20878.

A copy of the Notice of Shareholder Meeting, the Proxy Statement/Prospectus and the Proxy Card are available at vote.proxyonline.com/steben/docs/steben2019.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Carl A. Serger
Carl Serger Chief Financial Officer
Steben Alternative Investment Funds

December 18, 2019

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (877) 536-1561.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 17th day of December 2019, by and among Steben Alternative Investment Funds (the “Steben Trust”), a Delaware statutory trust, with its principal place of business at 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878, on behalf of its series the Steben Managed Futures Strategy Fund (the “Acquired Fund”), and LoCorr Investment Trust (the “LoCorr Trust”), an Ohio business trust, with its principal place of business at 687 Excelsior Boulevard, Excelsior, Minnesota 55331, on behalf of its series LoCorr Macro Strategies Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, LoCorr Fund Management, LLC (“LFM”), with its principal place of business at 687 Excelsior Boulevard, Excelsior, Minnesota 55331.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of a corresponding class of shares of the Acquiring Fund (the “Acquiring Fund Shares”), as noted below, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (ii) the distribution of the Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (i) and (ii) (collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Steben Trust or the LoCorr Trust or the assets of any other series of the Steben Trust or the LoCorr Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Steben Trust and the LoCorr Trust, respectively, the Steben Trust and the LoCorr Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers the following four classes of shares: Class A, Class C, Class I and Class N, (the “Acquired Fund Shares”), and the Acquiring Fund offers three classes of shares: Class A, Class C and Class I (the “Acquiring Fund Shares”).  As part of the Reorganization, Acquired Fund Shares of each class will be exchanged for Acquiring Fund Shares of the corresponding class except for Class N of the Acquired Fund which will be exchanged for Class A shares of the Acquiring Fund.

WHEREAS, the Trustees of the Steben Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

Appendix A

WHEREAS, the Trustees of the LoCorr Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all or substantially all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.  The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date.  The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by LFM pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is practicable (the “Liquidation Date”): (a) the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”).  Each Acquired Fund Shareholder will receive in respect of the Acquired Fund Shares of each class the number of full and fractional Acquiring Fund Shares of the class corresponding to that class of shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares and class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective number of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

Appendix A

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable after the Closing Date, the Steben Trust shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”).  The NAV per share of each class of Acquiring Fund Shares shall be computed by U.S. Bancorp Global Fund Services, LLC, the Acquiring Fund’s accounting agent, in the manner set forth in the LoCorr Trust’s Amended and Restated Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information.  The NAV per share of each class of Acquired Fund Shares shall be computed by U.S. Bancorp Fund Services, LLC, the Acquired Fund’s accounting agent, in the manner set forth in the Amended and Restated Agreement and Declaration of Trust of the Steben Trust, and the Acquired Fund’s then-current prospectus and statement of additional information.

Appendix A

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date.  The number of each class of Acquiring Fund Shares of the Acquired Fund to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by U.S. Bancorp Global Fund Services, LLC by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares of the Acquired Fund, as determined in accordance with paragraph 2.1 and 2.2, by the NAV of one Acquiring Fund Share of the corresponding class of the Acquiring Fund, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC in accordance with its regular practice in pricing the shares and assets of the Acquired Fund. The Acquired Fund and the Acquiring Fund agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the Acquired Assets determined using the Acquiring Fund’s valuation procedures as compared to the prices of the Acquired Assets determined using the Acquired Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about January 31, 2020, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of Steben & Co., Inc., or at such other time and/or place as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date.  U.S. Bank N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

Appendix A

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause U.S. Bancorp Global Fund Services, LLC as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the LoCorr Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Global Fund Services, LLC, its transfer agent, to issue and deliver to the Secretary of the Steben Trust a confirmation evidencing the number of each class of Acquiring Fund Shares of the Acquiring Fund to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Steben Trust and the Acquired Fund represent and warrant to the LoCorr Trust and each corresponding Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Steben Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Steben Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement.

(b) The Steben Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the Steben Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

Appendix A

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of its most recently completed fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of each Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to have been filed by the Acquired Fund have been duly and timely filed.  All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund.  All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor.  To the knowledge of the Steben Trust, no such returns are currently being audited by any federal, state, local or foreign taxing authority.  To the knowledge of the Steben Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable).  The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

Appendix A

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund shares, and has no outstanding securities convertible into any Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Steben Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code.  The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Steben Trust under Section 851(g) of the Code.  The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it.  The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain such qualification for the taxable year that includes the Closing Date.  Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date.  The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid.  The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

Appendix A

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Steben Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The LoCorr Trust and the Acquiring Fund represent and warrant to the Steben Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the LoCorr Trust, an Ohio statutory trust duly organized, validly existing and in good standing under the laws of the State of Ohio.  The LoCorr Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The LoCorr Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

Appendix A

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the LoCorr Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(f) The financial statements of the Acquiring Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of the end of its most recently completed fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.

(g) Since the end of each Acquiring Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(h) All Tax returns and reports (including, but not limited to, information returns), that are required to have been filed by the Acquiring Fund have been duly and timely filed.  All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquiring Fund.  All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor.  To the knowledge of the LoCorr Trust, no such returns are currently being audited by any federal, state, local or foreign taxing authority.  To the knowledge of the LocCorr Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquiring Fund. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquiring Fund (other than liens for Taxes not yet due and payable).  The Acquiring Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(i) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

Appendix A

(j) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the LoCorr Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(n) The LoCorr Trust has in effect an election to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code.  The Acquiring Fund is a fund that is treated as a corporation separate from each other series of the LoCorr Trust under Section 851(g) of the Code.  The Acquiring Fund has no earnings and profits accumulated in any taxable year to which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it.  The Acquiring Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain such qualification for the taxable year that includes the Closing Date.  Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquiring Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date.  The Acquiring Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid.  The Acquiring Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

Appendix A

(o) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s Prospectus, except as previously disclosed in writing to the Acquired Fund.

(p) The books and records of the Acquiring Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquired Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q) The Acquiring Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(r) The Acquiring Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (h), (n), (p), and (q) of this Section 4.1.

(s) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(t) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the LoCorr Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the LoCorr Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of an Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Steben Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

Appendix A

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Steben Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The LoCorr Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  Such N-14 Registration Statement shall be subject to review and comment by the officers of the Steben Trust and counsel to the Acquired Fund. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

Appendix A

5.9 TAX RETURNS.  The Steben Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.10 CLOSING DOCUMENTS. At the Closing, the Steben Trust will provide the LoCorr Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Steben Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the LoCorr Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Steben Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.11 The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a) of the Code.  Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

Appendix A

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the LoCorr Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The LoCorr Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Steben Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the LoCorr Trust, dated as of the Closing Date, addressing the following points:

(i)
The LoCorr Trust is a business trust validly existing and in good standing under the laws of the State of Ohio and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the LoCorr Trust, and the Acquiring Fund is a separate series of the LoCorr Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the LoCorr Trust.

(ii)	The LoCorr Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)
The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)
The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the LoCorr Trust’s Amended and Restated Agreement and Declaration of Trust.

(v)
The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the LoCorr Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)
To the knowledge of the President of the LoCorr Trust, except as has been disclosed in writing to the Steben Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the LoCorr Trust or the Acquiring Fund or any of their properties or assets or any person whom the LoCorr Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither of the LoCorr Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Appendix A

6.4 The N-1A Registration Statement filed by the LoCorr Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The LoCorr Trust Board of Trustees, including a majority of Trustees who are not "interested persons" of the LoCorr Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Steben Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Steben Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the LoCorr Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Steben Trust, dated as of the Closing Date, addressing the following points:

(i)
The Steben Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Steben Trust, and the Acquired Fund is a separate series of the Steben Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the Steben Trust.

Appendix A

(ii)	The Steben Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)
The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)
The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Amended and Restated Agreement and Declaration of Trust of the Steben Trust.

(v)
No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Steben Trust and the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)
To the knowledge of the President of the Steben Trust, except as has been disclosed in writing to the LoCorr Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Steben Trust or the Acquired Fund or any of their properties or assets or any person whom the Steben Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Steben Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Steben Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.5 The Steben Trust Board of Trustees, including a majority of Trustees who are not "interested persons" of the Steben Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:
8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Amended and Restated Agreement and Declaration of Trust of the Steben Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 Any material differences between the prices of the Acquired Assets determined using the Acquiring Fund’s valuation procedures as compared to the prices of the Acquired Assets determined using the Acquired Fund’s valuation procedures identified pursuant to paragraph 2.3 of this Agreement shall have been eliminated or otherwise resolved to the reasonable satisfaction of the parties.

8.6 The parties shall have received an opinion of Thompson Hine LLP dated as of the Closing Date and addressed to the LoCorr Trust and the Steben Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Acquiring Fund’s acquisition of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the liabilities of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund Shares pro rata to the Acquired Fund’s shareholders actually or constructively in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, should qualify as a “reorganization” as defined in Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each should be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Appendix A

(b) No gain or loss should be recognized by the Acquired Fund upon the transfer of its Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares of the Acquired Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization should be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, should include in Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss should be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss should be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization should be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization should include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The Acquiring Fund should succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as Thompson Hine LLP may reasonably request (and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that Thompson Hine LLP has not approved).

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

Appendix A

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, LFM (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders).  Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Steben Trust, counsel to the Independent Trustees of the Steben Trust, counsel to the LoCorr Trust, and counsel to the Independent Trustees of the LoCorr Trust; (f) solicitation costs of the transactions; (g) any costs associated with meetings of the Funds’ Boards of Trustees relating to the transactions contemplated herein, including the preparation of the materials therefor; and (h) any costs associated with the dissolution and deregistration of the Steben Trust under federal and state law.

LFM (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, LFM (or any affiliate thereof) shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by LFM (or any affiliate thereof) and within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The LoCorr Trust, on behalf of the Acquiring Fund, and the Steben Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the LoCorr Trust and the Steben Trust.  In addition, either the LoCorr Trust or the Steben Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

Appendix A

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the LoCorr Trust, the Steben Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the LoCorr Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the LoCorr Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the LoCorr Trust on behalf of the Acquiring Fund and signed by authorized officers of the LoCorr Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the LoCorr Trust’s Amended and Restated Agreement and Declaration of Trust.

Appendix A

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Steben Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the Steben Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Steben Trust on behalf of the Acquired Fund and signed by authorized officers of the Steben Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Funds as provided in the Amended and Restated Agreement and Declaration of Trust of the Steben Trust.

13.7 Both parties specifically acknowledge and agree that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, and that no other series of the LoCorr Trust or the Steben Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Steben Trust and the LoCorr Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

Appendix A

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

STEBEN ALTERNATIVE INVESTMENT FUNDS
on behalf of the Acquired Fund
By: /s/ Carl A. Serger
Name: Carl Serger
Title: Chief Financial Officer and Secretary

LOCORR INVESTMENT TRUST
on behalf of the Acquiring Fund
By: /s/ Kevin Kinzie
Name: Kevin Kinzie
Title: President

LOCORR FUND MANAGEMENT, LLC
solely with respect to Article IX
By: /s/ Kevin Kinzie
Name: Kevin Kinzie
Title: Chief Executive Officer

Appendix B

Appendix B

Acquiring Fund Policies on
Pricing of Fund Shares, Purchases and Redemptions, Dividends and Distributions, Frequent Purchases and Redemptions, Tax Consequences and Distribution Arrangements

Note: For purposes of this Appendix B only, references to “Funds” or “Fund” refer to all series or any series of LoCorr Investment Trust, including the Acquiring Fund, references to “Board” or “Board of Trustees” or “Trustees” refer to the Board of Trustees of LoCorr Investment Trust, and references to “Adviser” refer to the adviser to the Acquiring Fund.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange.  Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange.  Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio investments’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Each Fund may use independent pricing services to assist in calculating the value of the Fund's investments.  In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Funds.  Because the Funds may invest in Underlying Funds which hold portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Underlying Funds do not price their shares, the value of some of a Fund's portfolio investments may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, each Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of an investment in a Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value.  For example, if trading in a portfolio investment is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the investment using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value or from the price that may be realized upon the actual sale of the investment.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Appendix B

HOW TO PURCHASE SHARES

Share Classes

The Funds offer these classes of shares so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment requirements.  Each class of shares in a Fund represents an interest in the same portfolio of investments within that Fund.  There is no investment minimum on reinvested distributions and the Funds may change investment minimums at any time.

The Funds reserve the right to waive sales charges and investment minimums.  The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary.  Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below.  In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.  For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.  Please see “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this Prospectus for more information.

Class A Shares:  Class A shares are offered at their public offering price, which is the NAV plus the applicable sales charge and are subject to a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which Class A shares are charged 12b-1 distribution fees of an annual rate not to exceed 0.25% of the average daily net assets of Class A shares.  Over time, fees paid under this distribution plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of a Fund is $2,500 for all accounts.  The minimum subsequent investment in Class A shares of a Fund is $500 for all accounts.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

"Dealer reallowance" is the portion of the sales charge deducted from a mutual fund investment that is paid as a commission to the authorized broker-dealer responsible for assisting you with your investment in Class A shares of the Funds.  In the case of investments of $1,000,000 or more, no sale charge is deducted from the cost of your purchase.  In that case, the Adviser shall reimburse the Funds in connection with the Dealer reallowance retained by the authorized broker-dealer calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million (except in certain situations where there are systems limitations that result in a slightly different calculation). The dealer reallowance rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares are subject to a CDSC on shares redeemed within 12 months after their purchase in the amount of the dealer reallowance paid on the shares redeemed.  Any applicable CDSC will be based on the original cost of the shares redeemed.  Shares will be aged on the first day of each month regardless of when in the month they were purchased.

Appendix B

How to Reduce Your Sales Charge
You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ Transfer Agent in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your children as well as the ages of your children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares and Class C shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares and Class C shares that you own based on the Fund’s current public offering price. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:
•
Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. Any shares purchased within 90 days prior to the date you sign the letter of intent will be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  At your written request, Class A share purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without repaying the front-end sales charge. You must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption.

Sales Charge Waivers
The sales charge on purchases of Class A shares is waived for certain types of investors, including:
•
Current and retired trustees and officers of the Funds sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

•
Employees of the Adviser and the sub-advisers and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds’ shares and their immediate families.

•
Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•
Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

Appendix B

•	Institutional investors (which may include bank trust departments and registered investment advisors).

•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•
Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Investors may need to provide their financial intermediary with the information necessary to take full advantage of reduced or waived Class A sales charges.  Certain intermediaries may provide different sales charge waivers or discounts.  These waivers and/or discounts and the applicable intermediaries are described under “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this prospectus.

Class C Shares: If you select Class C shares, you do not pay an initial sales charge at the time of purchase.  However, the distributor compensates the selling dealer or other financial intermediary.  If you redeem your Class C shares within one year after purchase, you may be required to pay a CDSC.  You will also pay distribution and service fees of 1.00% each year under a distribution plan that the Funds have adopted pursuant to Rule 12b-1 under the 1940 Act.  Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.  The distributor uses the money that it receives from the distribution fees primarily to compensate financial consultants, selected securities brokers or other financial intermediaries who assist you in purchasing Fund shares and also to cover the costs of marketing and advertising.  The service fees pay for personal services provided to shareholders and the maintenance of shareholder accounts.  Proceeds from the CDSC and the 1.00% Distribution Plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the distributor to pay the Adviser for financing the 1.00% up-front commission to dealers who sell Class C shares.  If you redeem Class C shares within one year after purchase, you may be charged a CDSC of 1.00%.  Shares acquired through reinvestment of distributions are not subject to a CDSC.  Your CDSC will be based on the original cost of the shares being redeemed.  If you sell only some of your shares, shares not subject to a CDSC are sold first.

Class I Shares: Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to Rule 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the applicable Fund.  Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $500.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the Fees and Expenses of the Fund section for each Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares

You may purchase shares of a Fund by sending a completed application to the following address:

Regular Mail
LoCorr Investment Trust
c/o U.S. Bank Global Fund Services
PO Box 701
Milwaukee, WI 53201-0701

Express/Overnight Mail
LoCorr Investment Trust
c/o U.S. Bank Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

Appendix B

Neither the Funds nor the Transfer Agent consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of applications, orders or redemptions requests, does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Mailing addresses containing only a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds.  A Fund will be deemed to have received a purchase when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds.  You should carefully read the program materials provided to you by your servicing agent.

Telephone Purchases:  Investors may purchase additional shares of the Funds by calling 1-855-523-8637. If you accepted telephone options on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Purchase by Wire:  If you wish to wire money to make an investment in a Fund, please call the Funds at 1-855-523-8637. If you are making your first investment in the LoCorr Funds, before you wire funds, the transfer agent must have a completed application. You may mail or overnight deliver your application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that your wire is correctly applied. Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan:  You may participate in the LoCorr Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account.  Please contact the Funds at 1-855-523-8637 for more information about the Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund in which you would like to invest.  All checks must be in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Appendix B

Note:  U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any purchases that do not clear.

When an Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:
• the name of the Fund and share class;
• the dollar amount of shares to be purchased;
• a completed application or investment stub; and
• check payable to the Fund in which you would like to invest.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans.  Please call the Funds at 1-855-523-8637 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Exchange Privilege

You can exchange your shares of a Fund for the corresponding class of shares in another Fund in the LoCorr Investment Trust (if available). Any exchange is subject to the same minimums as an initial or subsequent investment, as applicable. You can request your exchange in writing or by calling the transfer agent at 1-855-523-8637.  Be sure to read the current Prospectus for the Fund into which you are exchanging. Exchanges may only be made on days when both affected Funds are open for business. Any new account established through an exchange will have the same registration as the account from which you are exchanging and will have the same privileges as your original account (as long as they are available). In addition, the Trust reserves the right to change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail
LoCorr Investment Trust
c/o U.S. Bank Global Fund Services
PO Box 701
Milwaukee, WI 53201-0701

Express/Overnight Mail
LoCorr Investment Trust
c/o U.S. Bank Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

Redemptions by Telephone: To redeem by telephone, call 1-855-523-8637. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account. You may redeem up to $50,000 using the telephone redemption privilege.

Appendix B

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  The Funds, the transfer agent, and their respective affiliates will not be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Redemptions through Broker:  Broker-dealers are authorized to receive redemption orders on behalf of the Funds.  A Fund will be deemed to have received a redemption when an authorized broker or its designee receives the order. If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. If you submitted a voided check with your application in order to establish bank instructions on the account, you may have your redemption proceeds wire to the predetermined bank account or funds may be sent via electronic funds transfer through the ACH network, also to the bank account previously designated. The Funds’ transfer agent imposes a $15 fee for each wire redemption. This fee is deducted from the redemption proceeds from a complete or share specific redemption. For partial redemptions, the fee will be deducted from the account. Your bank may also impose a fee for the incoming wire. You do not incur any charge when proceeds are sent via the ACH system and credit is typically available within 2-3 days.

The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received, regardless of whether the request is made in writing, by telephone, wire, or an ACH transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. Shares purchased by check or electronic funds transfer through the ACH network, may be sold only after the purchase amount clears, which may take up to seven calendar days.  Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents.

The Funds may also choose to sell portfolio assets for the purpose of meeting such requests. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, a Fund may also borrow money through a bank line-of-credit. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.

Redemptions in Kind:  Under normal or stressed market conditions, each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of a Fund’s assets.  The securities will be chosen by the Fund and valued at the Fund’s net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When You Need Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed.  A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed, from either a Medallion program member or a non-Medallion program member:
•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Funds’ transfer agent within the last 30 calendar days;
•	For all redemptions in excess of $50,000 from any shareholder account

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).   A notary public cannot guarantee signatures.

Appendix B

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Funds reserve the right to waive any signature requirement at their discretion.  Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Additional documents are required for certain type of redemptions such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your written redemption request whether the Funds should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Shares held in IRA and other retirement plan accounts may be redeemed by telephone at 1-855-523-8637. Investors will be asked whether or not to withhold taxes from any distribution.

Low Balances:  If at any time your account balance in a Fund falls below the amounts per share class listed in the table below, the Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed.

Class	A	C	I
Minimum	$2,500	$2,500	$100,000

After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;”

•	Rejecting or limiting specific purchase requests; and.

•	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or the Funds may in the sole discretion of each determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to: (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Funds; and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Appendix B

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspect there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Fund or the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

Each Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually.  Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash.  If you would like to change your distribution options, you may write or call the transfer agent in advance of the next distribution.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions. You can change the distribution option on your account at any time by writing or calling the transfer agents. Any request to change your option should be submitted five days prior to the record date of the next distribution.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

A 3.8% Medicare tax on net investment income (including capital gains and dividends) is imposed on individuals, estates and trusts, subject to certain income thresholds.

On the application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds.

The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.

Appendix B

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

DISTRIBUTION OF SHARES

Distributor:  Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the principal underwriter/distributor for the shares of the Funds.  The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Funds have adopted a Distribution Plan (“12b-1 Plan” or “Plan”), for Class A and Class C shares pursuant to which each Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares.

Class	A	C
12b-1 Fee	0.25%	1.00%

The 1.00% fee for Class C shares consists of a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Funds’ distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses. Over time, 12b-1 fees paid under this distribution and service plan will increase the cost of a Class A or Class C shareholder's investment and may cost more than other types of sales charges.

Additional Compensation to Financial Intermediaries:  The Funds’ distributor, its affiliates, and the Funds’ Adviser and its affiliates may, at their own expense and out of their own assets, including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.

These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting and Proxy Statement/Prospectus are available at vote.proxyonline.com/steben/docs/steben2019.pdf.

Steben Managed Futures Strategy Fund
A Series of Steben Alternative Investment Funds
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 17, 2020

The undersigned, revoking prior proxies, hereby appoints  Carl Serger, Brian Hull,  John Dolfin and Jon Essen, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Steben Managed Futures Strategy Fund (the “Fund”) to be held at the offices of Steben & Co., Inc. 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, MD 20878, on January 17, 2020, at 9:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Proxy Voting Options:

•	By Internet through proxyonline.com;
•	By telephone by calling the toll-free number 1-877-536-1561 and following the recorded instructions;
•	By mail by sending this Proxy Card (signed and dated) in the enclosed envelope; or
•	In person at the Meeting on January 17, 2020.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-536-1561.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 17, 2020.  The proxy statement for this meeting is available at:

vote.proxyonline.com/steben/docs/steben2019.pdf

STATEMENT OF ADDITIONAL INFORMATION
 DECEMBER 18, 2019

Relating to the acquisition of the assets of
Steben Managed Futures Strategy Fund, a series of Steben Alternative Investment Funds by and in exchange for shares of beneficial interest of

LoCorr Macro Strategies Fund, a series of LoCorr Investment Trust
687 Excelsior Boulevard
Excelsior, MN 55331

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the Proxy Statement/Prospectus dated December 18, 2019.  The Proxy Statement/Prospectus is being furnished to shareholders of Steben Managed Futures Strategy Fund (the “Target Fund”) in connection with the proposed reorganization of the Target Fund with and into LoCorr Macro Strategies Fund (the “Acquiring Fund”), pursuant to which all or substantially all of the assets and liabilities of the Target Fund would be transferred to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Reorganization”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus.  A copy of the Proxy Statement/Prospectus may be obtained without charge by  telephoning  toll-free at (877) 536-1561.

This SAI consists of: (i) this cover page and (ii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

•
The Target Fund’s Prospectus and Statement of Additional Information filed in Post-Effective Amendment No. 16 to Steben Alternative Investment Funds’ registration statement on Form N-1A (File Nos. 811-22880 and 333-190813), dated July 29, 2019, filed on July 26, 2019, as supplemented;

•
The Acquiring Fund’s Prospectus and Statement of Additional Information filed in Post-Effective Amendment No. 45 to LoCorr Investment Trust’s registration statement on Form N-1A (File Nos. 811-22509 and 333-171360), dated March 1, 2019, filed on March 1, 2019, as supplemented;

•	The Target Fund’s Annual Report, filed on Form N-CSR (File No. 811-22880), for the fiscal year ended March 31, 2019, filed on June 3, 2019;

•	The Target Fund’s Semi-Annual Report, filed on Form N-CSRS (File No. 81122880), for the six-month period ended September 30, 2019, filed on November 25, 2019; and

•	The Acquiring Fund’s Annual Report, filed on Form N-CSR (File No. 811-22509), for the fiscal year ended December 31, 2018, filed on March 6, 2019.

As described in the Proxy Statement/Prospectus, upon the closing of the Reorganization, each shareholder of the Target Fund will become a shareholder of the corresponding class of shares of the Acquiring Fund.  Information about the Acquiring Fund is provided in the Proxy Statement/Prospectus.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganization because the net asset value of the Target Fund ($64 million) does not exceed 10% of the net asset value of the Acquiring Fund ($726 million), as measured on November 30, 2019.

1

PART C
OTHER INFORMATION

Item 15.  Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is incorporated by reference below.

The application of the preceding indemnification provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Distribution Agreement with the Trust's principal underwriter (the "Distributor") provides that Trust shall indemnify, defend and hold the Distributor and each of its managers, officers, employees, representatives and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Distributor Indemnitees"), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys' fees) (collectively, "Losses") that the Distributor Indemnitees may sustain or incur or that may be asserted against a Distributor Indemnitee by any person (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the Trust's refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided, subject to various limits contained in the Distribution Agreement.

Item 16.  Exhibits.

(1)	Articles of Incorporation.

	(i)	Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to Registrant’s Registration Statement on December 22, 2010, is hereby incorporated by reference.

(ii)
Amendment No. 4 to the Agreement and Declaration of Trust filed as an exhibit to Post-Effective Amendment (“PEA”) No. 17 to the Registration Statement on June 23, 2014, is hereby incorporated by reference.

	(iii)	Amendment No. 5 to the Agreement and Declaration of Trust, filed as an exhibit to PEA No. 20 to the Registration Statement on March 6, 2015, is hereby incorporated by reference.

(2)	By-Laws. Registrant's By-Laws, which were filed as an exhibit to Registrant's Registration Statement on December 22, 2010, are hereby incorporated by reference.

(3)	Voting Trust Agreement. None.

(4)	Agreement and Plan of Reorganization is filed herewith.

(5)	Instruments Defining Rights of Security Holders. None, other than in the Declaration of Trust and By-Laws of the Registrant.

(6)	Investment Advisory Contracts.

	(i)	Management Agreement between the Trust and LoCorr Fund Management, LLC filed as an exhibit to PEA No. 45 to the Registration Statement on March 1, 2019, is hereby incorporated by reference.

	(ii)	Expense Limitation Agreement between the Trust and LoCorr Fund Management, LLC filed as an exhibit to PEA No. 45 to the Registration Statement on March 1, 2019, is hereby incorporated by reference.

(iii)
Sub-Advisory Agreement between LoCorr Fund Management, LLC and Nuveen Asset Management, LLC filed as an exhibit to PEA No. 42 to the Registration Statement on June 28, 2018, is hereby incorporated by reference.

(iv)
Amended and Restated Sub-Advisory Agreement between LoCorr Fund Management, LLC and Billings Capital Management, LLC filed as an exhibit to PEA No. 45 to the Registration Statement on March 1, 2019, is hereby incorporated by reference.

(v)
Amended Sub-Advisory Agreement between LoCorr Fund Management, LLC and Graham Capital Management, L.P. filed as an exhibit to PEA No. 42 to the Registration Statement on June 28, 2018, is hereby incorporated by reference.

(vi)
Sub-Advisory Agreement between LoCorr Fund Management, LLC and Trust & Fiduciary Income Partners LLC filed as an exhibit to PEA No. 42 to the Registration Statement on June 28, 2018, is hereby incorporated by reference.

(vii)
Sub-Advisory Agreement between LoCorr Fund Management, LLC and Millburn Ridgefield Corporation filed as an exhibit to PEA No. 42 to the Registration Statement on June 28, 2018, is hereby incorporated by reference.

(viii)
Amended Sub-Advisory Agreement between LoCorr Fund Management, LLC and Revolution Capital Management filed as an exhibit to PEA No. 42 to the Registration Statement on June 28, 2018, is hereby incorporated by reference.

(ix)
Sub-Advisory Agreement between LoCorr Fund Management, LLC and Kettle Hill Capital Management, LLC filed as an exhibit to PEA No. 42 to the Registration Statement on June 28, 2018, is hereby incorporated by reference.

	(x)	Sub-Advisory Agreement between LoCorr Fund Management, LLC and First Quadrant LP filed as an exhibit to PEA No. 45 to the Registration Statement on March 1, 2019, is hereby incorporated by reference.

(7)	Underwriting Contracts.

(i)
Distribution Agreement between the Trust and Quasar Distributors, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(ii)	Sixth Amendment to the Distribution Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(iii)	Seventh Amendment to the Distribution Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(8)	Bonus or Profit Sharing Contracts. None.

(9)	Custodian Agreements and Depository Contracts.

(i)
Custody Agreement between the Trust and U.S. Bank, N.A., which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(ii)	Sixth Amendment to the Custody Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(iii)	Fourteenth Amendment to the Custody Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(10)	Rule 12b-1 and Rule 18f-3 Plans.

	(i)	Amended Class A Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to PEA No. 20 to the Registration Statement on March 6, 2015, is hereby incorporated by reference.

	(ii)	Amended Class C Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to PEA No. 20 to the Registration Statement on March 6, 2015, is hereby incorporated by reference.

	(iii)	Amended Rule 18f-3 Plan filed as an exhibit to PEA No. 20 to the Registration Statement on March 6, 2015, is hereby incorporated by reference.

(11)	Opinion and Consent of Counsel. Opinion and Consent of Thompson Hine LLP is filed herewith.

(12)	Tax Opinion. Form of Opinion or Internal Revenue Service Ruling on Tax Matters is filed herewith.

(13)	Other Material Contracts.

(i)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(ii)	Sixth Amendment to the Fund Accounting Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(iii)	Fourteenth Amendment to the Fund Accounting Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(iv)
Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(v)	Sixth Amendment to the Transfer Agent Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(vi)	Fourteenth Amendment to the Transfer Agent Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(vii)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, which was filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, is hereby incorporated by reference.

	(viii)	Sixth Amendment to the Fund Administration Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

	(ix)	Fourteenth Amendment to the Fund Administration Servicing Agreement, filed as an exhibit to PEA No. 39 to the Registration Statement on April 30, 2018, is hereby incorporated by reference.

(14)	Other Consents.

	(i)	Consent of Independent Registered Public Accounting Firm (Cohen & Company, Ltd.) – filed herewith.

	(ii)	Consent of Independent Registered Public Accounting Firm (KPMG LLP) – filed herewith.

(15)	Omitted Financial Statements. None.

(16)	Powers of Attorney.

(i)
Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, which were filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on March 3, 2011, are hereby incorporated by reference.

	(ii)	Power of Attorney for Mark A. Thompson, which was filed as an exhibit to PEA No. 8 to the Registration Statement on April 17, 2013, is hereby incorporated by reference.

(17)	Additional Exhibits. None.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganizations upon the closing of the reorganization and within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Excelsior, State of Minnesota, on the 13th day of December, 2019.

LoCorr Investment Trust

By: /s/ Kevin M. Kinzie
            Kevin M. Kinzie
            President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title(s)	Signature	Date
Jon C. Essen	Trustee, Treasurer and Principal Financial Officer	/s/ Jon C. Essen	December 13, 2019
Gary Jarrett	Trustee	/s/ Gary Jarrett	December 13, 2019
Kevin M. Kinzie	Trustee, President and Principal Executive Officer	/s/ Kevin M. Kinzie	December 13, 2019
Mark A. Thompson	Trustee	/s/ Mark A. Thompson	December 13, 2019
Ronald A. Tschetter	Trustee	/s/ Ronald A. Tschetter	December 13, 2019

EXHIBIT INDEX

Exhibit	Exhibit No.

Agreement and Plan of Reorganization	EX. 99.4
Opinion and Consent of Counsel	EX. 99.11
Form of Opinion or Internal Revenue Service Ruling on Tax Matters	EX. 99.12
Consent of Independent Registered Public Accounting Firm (Cohen & Company, Ltd.)	EX. 99.14(i)
Consent of Independent Registered Public Accounting Firm (KPMG LLP)	EX. 99.14(ii)